Exhibit 4.24

SUPPLEMENTAL INDENTURE NO. 16

Dated as of February 26, 2025

0.450% Notes due 2029

1.300% Notes due 2031

0.950% Notes due 2033

SUPPLEMENTAL INDENTURE NO. 16, dated as of February 26, 2025, among FedEx Corporation, a Delaware corporation (the “Company”), and Federal Express Corporation, a Delaware corporation, Federal Express Europe, Inc., a Delaware corporation, Federal Express Holdings S.A., LLC, a Delaware limited liability company, Federal Express International, Inc., a Delaware corporation, FedEx Freight, Inc., an Arkansas corporation, and FedEx Office and Print Services, Inc., a Texas corporation (collectively, the “Guarantors”), U.S. Bank Trust Company, National Association ((as successor in interest to U.S. Bank National Association) (as successor trustee to Wells Fargo Bank, National Association (the “Predecessor Trustee”)), as trustee (the “Trustee”) and U.S. Bank Europe DAC, UK Branch (formerly known as Elavon Financial Services DAC, UK Branch), as paying agent (the “Paying Agent”).

RECITALS

WHEREAS, the Company, the Guarantors and the Predecessor Trustee have executed and delivered an Indenture, dated as of October 23, 2015 (as amended or supplemented to date, the “Indenture”), to provide for the issuance by the Company from time to time, and the guarantee by the Guarantors, of the Company’s senior unsecured debt securities;

WHEREAS, the Company, the Guarantors and the Predecessor Trustee have executed and delivered Supplemental Indenture No. 1, dated as of October 23, 2015;

WHEREAS, the Company, the Guarantors and the Predecessor Trustee have executed and delivered Supplemental Indenture No. 2, dated as of March 24, 2016;

WHEREAS, the Company, the Guarantors and the Predecessor Trustee have executed and delivered Supplemental Indenture No. 3, dated as of April 11, 2016;

WHEREAS, the Company, the Guarantors and the Predecessor Trustee have executed and delivered Supplemental Indenture No. 4, dated as of January 6, 2017;

WHEREAS, the Company, the Guarantors and the Predecessor Trustee have executed and delivered Supplemental Indenture No. 5, dated as of January 31, 2018;

WHEREAS, the Company, the Guarantors and the Predecessor Trustee have executed and delivered Supplemental Indenture No. 6, dated as of October 17, 2018;

WHEREAS, the Company, the Guarantors and the Predecessor Trustee have executed and delivered Supplemental Indenture No. 7, dated as of January 16, 2019;

WHEREAS, the Company, the Guarantors and the Predecessor Trustee have executed and delivered Supplemental Indenture No. 8, dated as of January 18, 2019;

WHEREAS, the Company, the Guarantors and the Predecessor Trustee have executed and delivered Supplemental Indenture No. 9, dated as of July 24, 2019;

WHEREAS, the Company, the Guarantors and the Predecessor Trustee have executed and delivered Supplemental Indenture No. 10, dated as of August 5, 2019;

WHEREAS, the Company, the Guarantors and the Predecessor Trustee have executed and delivered Supplemental Indenture No. 11, dated as of April 7, 2020;

WHEREAS, the Company, the Guarantors and the Predecessor Trustee have executed and delivered Supplemental Indenture No. 12, dated as of April 29, 2021;

WHEREAS, the Company, the Guarantors and the Predecessor Trustee have executed and delivered Supplemental Indenture No. 13, dated as of May 4, 2021;

WHEREAS, the Company, the Guarantors and the Trustee have executed and delivered Supplemental Indenture No. 14, dated as of February 26, 2025;

WHEREAS, the Company, the Guarantors and the Trustee have executed and delivered Supplemental Indenture No. 15, dated as of February 26, 2025;

WHEREAS, in connection with the proposed Separation (as defined herein), the Company offered to exchange (the “Exchange Offers”) any and all outstanding notes of certain series issued by the Company (the “Existing Notes”) for notes issued by the Company pursuant to an Offering Memorandum and Consent Solicitation Statement, dated as of January 7, 2025 (as amended, the “Offering Memorandum and Consent Solicitation Statement”);

WHEREAS, Section 9.01(b) of the Indenture permits execution of supplemental indentures without the consent of any Holders for the purpose of adding to the covenants of the Company or any Guarantor for the benefit of the Holders of all or any series of Securities so long as such supplemental indenture states that such covenant is expressly being included solely for the benefit of one or more particular series of Securities;

WHEREAS, Section 9.01(d) of the Indenture permits execution of supplemental indentures without the consent of any Holders for the purpose of changing any of the provisions of the Indenture in respect of one or more series of Securities; provided, however, that if such change shall adversely affect in any material respect the interests of Holders of Securities of any series, such change shall become effective with respect to such series only when no such Security of such series remains Outstanding;

WHEREAS, Section 9.01(j) of the Indenture permits execution of supplemental indentures without the consent of any Holders for the purpose of establishing the form or terms of Securities of any series as permitted by Sections 2.01 and 3.01 of the Indenture;

WHEREAS, the entry into this Supplemental Indenture No. 16 by the parties hereto is authorized by the provisions of the Indenture;

WHEREAS, the Redemption for Tax Reasons (as defined herein), as set forth below, is expressly being included solely for the benefit of the Company; and

WHEREAS, all things necessary to make the Notes, when executed by the Company and authenticated and delivered hereunder and under the Indenture, duly issued by the Company and to make this Supplemental Indenture No. 16 a valid and legally binding agreement of the Company and the Guarantors, in accordance with the terms hereof and thereof, have been done.

NOW, THEREFORE, for and in consideration of the premises and the purchase of the Notes by the Holders, the Company, the Guarantors, the Trustee and the Paying Agent mutually covenant and agree, for the equal and proportionate benefit of the respective Holders from time to time of each series of the Notes as follows:

ARTICLE 1

RELATION TO THE INDENTURE; DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

Section 1.01. Relation to the Indenture. This Supplemental Indenture No. 16 constitutes an integral part of the Indenture.

Section 1.02. Definitions. For all purposes of this Supplemental Indenture No. 16, the following terms shall have the respective meanings set forth in this Section.

“2029 Notes” means the 0.450% Notes due 2029.

“2031 Notes” means the 1.300% Notes due 2031.

“2033 Notes” means the 0.950% Notes due 2033.

“Additional Interest,” with respect to any series of Notes, means all additional interest then owing with respect to such series of Notes pursuant to the Registration Rights Agreement.

“Agency Agreement” means the agreement among the Company, U.S. Bank Europe DAC, UK Branch (formerly known as Elavon Financial Services DAC, UK Branch), as the Paying Agent, U.S. Bank Trust Company, National Association, as the registrar and Transfer Agent (as defined herein), and the Trustee.

“Applicable Procedures” means, with respect to any transfer or transaction involving a Regulation S Global Note or beneficial interest therein, the rules and procedures of Euroclear, Clearstream and their respective nominees and successors, acting through itself or the Common Depositary, in each case to the extent applicable to such transaction and as in effect from time to time.

“business day” means each day which is not a Saturday, Sunday or other day on which the Trustee, Paying Agent, Transfer Agent and registrar or banking institutions are not required by law or regulation to be open in the State of New York or London and, for any place of payment outside of New York City or London, in such place of payment, and on which the Trans-European Automated Real-time Gross Settlement Express Transfer system (the TARGET2 system), or any successor thereto, does not operate;

“Clearstream” means Clearstream Banking, société anonyme.

“Common Depositary” means any Person acting as the common depositary for Euroclear and Clearstream which initially shall be U.S. Bank Europe DAC.

“Dealer Manager” means Goldman Sachs & Co, Inc.

“Definitive Note” means a certificated Note that does not include the Global Notes Legend and in a customary form agreed by the Company, the Trustee and the Paying Agent and security printed in accordance with any applicable legal and stock exchange requirements.

“euro” or “€” means the currency of the member states of the European Monetary Union that have adopted or that adopt the single currency in accordance with the treaty establishing the European Community, as amended by the Treaty on European Union.

“Euroclear” means Euroclear Bank SA/NV, as operator of the Euroclear System.

“Exchange Notes” has the meaning specified in the Registration Rights Agreement.

“Global Notes Legend” means the legend set forth in Exhibits A-1 through A-3 to this Supplemental Indenture No. 16.

“Initial Notes” means the Notes issued pursuant to this Supplemental Indenture No. 16 on the date hereof.

“Notes” means, collectively, the 2029 Notes, the 2031 Notes and the 2033 Notes.

“QIB” means qualified institutional buyer as specified in Rule 144A promulgated under the Securities Act.

“Registered Exchange Offer” means the offer by the Company, pursuant to the Registration Rights Agreement, to certain Holders of Initial Notes, to issue and deliver to such Holders, in exchange for their Initial Notes, a like aggregate principal amount of Exchange Notes in an exchange registered under the Securities Act.

“Registration Rights Agreement” means the Registration Rights Agreement, dated as of February 26, 2025, by and among the Company, the Guarantors and the Dealer Manager.

“Regulation S” means Regulation S promulgated under the Securities Act.

“Regulation S Notes” means all Notes offered and issued pursuant to the Exchange Offers to holders of the Existing Notes in an offshore transaction in reliance on Regulation S.

“Restricted Notes Legend” means the legend set forth in the first paragraph of Section 2.11(e)(i) hereof.

“Restricted Period” means, with respect to any Notes, the period that is 40 consecutive days beginning on and including the later of (i) the day on which such Notes are first offered to Persons other than distributors (as defined in Regulation S under the Securities Act) in reliance on Regulation S and (ii) the date of original issuance with respect to such Notes.

“Rule 144” means Rule 144 promulgated under the Securities Act.

“Rule 144A” means Rule 144A promulgated under the Securities Act.

“Rule 144A Notes” means all Notes offered and issued pursuant to the Exchange Offers to holders of Existing Notes reasonably believed to be QIBs in reliance on Rule 144A.

“Securities Act” means the U.S. Securities Act of 1933, as amended.

“Transfer Restricted Note” means any Note that bears or is required to bear a Restricted Notes Legend.

Section 1.03. Definitions and Other Provisions of General Application. For all purposes of this Supplemental Indenture No. 16 unless otherwise specified herein:

(a) all terms defined in this Supplemental Indenture No. 16 which are used and not otherwise defined herein shall have the meanings they are given in the Indenture; and

(b) the provisions of general application stated in Section 1.01 of the Indenture shall apply to this Supplemental Indenture No. 16, except that the words “herein,” “hereof,” “hereto” and “hereunder” and other words of similar import refer to this Supplemental Indenture No. 16 as a whole and not to the Indenture or any particular Article, Section or other subdivision of the Indenture or this Supplemental Indenture No. 16.

ARTICLE 2

THE SERIES OF NOTES

Section 2.01. Title. There shall be (i) a series of Securities designated the 0.450% Notes due 2029, (ii) a series of Securities designated as the 1.300% Notes due 2031 and (iii) a series of Securities designated the 0.950% Notes due 2033.

Section 2.02. Principal Amounts. Subject to Section 2.15, (i) the initial aggregate principal amount of the 2029 Notes that may be authenticated and delivered under this Supplemental Indenture No. 16 shall not exceed €391,747,000, (ii) the initial aggregate principal amount of the 2031 Notes that may be authenticated and delivered under this Supplemental Indenture No. 16 shall not exceed €145,122,000 and (iii) the initial aggregate principal amount of the 2033 Notes that may be authenticated and delivered under this Supplemental Indenture No. 16 shall not exceed €402,828,000 (except for Notes of each series authenticated and delivered upon registration of, transfer of, or in exchange for, or in lieu of, other Notes pursuant to Section 3.04, 3.05, 3.06, 9.06 or 11.07 of the Indenture and except for any Notes which pursuant to Section 3.03 of the Indenture are deemed never to have been authenticated and delivered hereunder).

Section 2.03. Stated Maturity Dates. The entire outstanding principal amount of the 2029 Notes shall be payable on May 4, 2029, the entire outstanding principal amount of the 2031 Notes shall be payable on August 5, 2031, and the entire outstanding principal amount of the 2033 Notes shall be payable on May 4, 2033, in each case subject to Section 2.07, Section 2.08, Section 2.09 and Section 4.02.

Section 2.04. Interest.

(a) 2029 Notes. The 2029 Notes will bear interest at the rate of 0.450% per annum. Interest on the 2029 Notes will be payable annually in arrears on May 4 of each year, commencing on May 4, 2025, to the Persons in whose names the 2029 Notes are registered at the close of business of the preceding April 19 or, if the 2029 Notes are represented by one or more Global Securities, the close of business on the business day (for this purpose a day on which Clearstream and Euroclear are open for business) immediately preceding April 19. Interest on the 2029 Notes will be computed on the basis of the actual number of days in the period for which interest is being calculated and the actual number of days from and including the last date to which interest was paid on the 2029 Notes (or from and including the most recent date to which interest has been paid or duly provided for by the Company on the 0.450% Notes due 2029 issued by the Company that were accepted in the Exchange Offers, if no interest has been paid on the 2029 Notes) to, but excluding, the next scheduled Interest Payment Date. This payment convention is referred to as ACTUAL/ACTUAL (ICMA) as defined in the rulebook of the International Capital Market Association.

(b) 2031 Notes. The 2031 Notes will bear interest at the rate of 1.300% per annum. Interest on the 2031 Notes will be payable annually in arrears on August 5 of each year, commencing on August 5, 2025, to the Persons in whose names the 2031 Notes are registered at the close of business of the preceding July 21 or, if the 2031 Notes are represented by one or more Global Securities, the close of business on the business day (for this purpose a day on which Clearstream and Euroclear are open for business) immediately preceding July 21. Interest on the 2031 Notes will be computed on the basis of the actual number of days in the period for which interest is being calculated and the actual number of days from and including the last date to which interest was paid on the 2031 Notes (or from and including the most recent date to which interest has been paid or duly provided for by the Company on the 1.300% Notes due 2031 issued by the Company that were accepted in the Exchange Offers, if no interest has been paid on the 2033 Notes) to, but excluding, the next scheduled interest payment date. This payment convention is referred to as ACTUAL/ACTUAL (ICMA) as defined in the rulebook of the International Capital Market Association.

(c) 2033 Notes. The 2033 Notes will bear interest at the rate of 0.950% per annum. Interest on the 2033 Notes will be payable annually in arrears on May 4 of each year, commencing on May 4, 2025, to the Persons in whose names the 2033 Notes are registered at the close of business of the preceding April 19 or, if the 2033 Notes are represented by one or more Global Securities, the close of business on the business day (for this purpose a day on which Clearstream and Euroclear are open for business) immediately preceding April 19. Interest on the 2033 Notes will be computed on the basis of the actual number of days in the period for which interest is being calculated and the actual number of days from and including the last date to which interest was paid on the 2033 Notes (or from and including the most recent date to which interest has been paid or duly provided for by the Company on the 0.950% Notes due 2033 issued by the Company that were accepted in the Exchange Offers, if no interest has been paid on the 2031 Notes) to, but excluding, the next scheduled Interest Payment Date. This payment convention is referred to as ACTUAL/ACTUAL (ICMA) as defined in the rulebook of the International Capital Market Association.

(d) Additional Interest. All references in this Supplemental Indenture No. 16 and the Notes of any series to any interest or other amount payable shall be deemed to include Additional Interest required to be paid with respect to the Notes of such series pursuant to the Registration Rights Agreement, if any.

Section 2.05. Payments in Euro. All payments of interest and principal, including payments made upon any redemption of the Notes, will be payable in euro. If, on or after the date of issuance of the Notes, the euro is unavailable to the Company due to the imposition of exchange controls or other circumstances beyond the Company’s control (including the dissolution of the European Monetary Union) or if the euro is no longer being used by the then member states of the European Monetary Union that have adopted the euro as their currency or for the settlement of transactions by public institutions of or within the international banking community, then all payments in respect of the Notes will be made in U.S. dollars until the euro is again available to the Company or so used. In such circumstances, the amount payable on any date in euro will be converted into U.S. dollars at the rate mandated by the U.S. Federal Reserve Board as of the close of business on the second business day prior to the relevant payment date or, in the event the U.S. Federal Reserve Board has not mandated a rate of conversion, on the basis of the then most recent U.S. dollar/euro exchange rate available on or prior to the second business day prior to the relevant payment date as determined by the Company in its sole discretion. Any payment in respect of the Notes so made in U.S. dollars will not constitute an Event of Default under the Notes or the Indenture. Neither the Trustee nor the Paying Agent shall have any responsibility for any calculation or conversion in connection with the foregoing.

Section 2.06. Defeasance and Discharge; Covenant Defeasance.

(a) The provisions of Section 13.02 and Section 13.03 of the Indenture shall apply to each series of the Notes, subject to clause (b) below.

(b) Solely with respect to the Notes, the Government Obligations referred to in Section 13.04 of the Indenture shall include (1) securities that are direct obligations of the Federal Republic of Germany for the payment of which its full faith and credit is pledged or (2) obligations of a person controlled or supervised by and acting as an agency or instrumentality of the Federal Republic of Germany, the payment of which is unconditionally guaranteed as a full faith and credit obligation by the Federal Republic of Germany, which, in either case under clauses (1) or (2) are not callable or redeemable at the option of the issuer thereof.

Section 2.07. Optional Redemption. The Company will have the right, at its option, to redeem a series of Notes, in whole or in part, at any time prior to the applicable Par Call Date (as defined herein), on at least 10 days’, but no more than 60 days’, prior written notice mailed or electronically delivered by the Company (or otherwise delivered in accordance with the applicable clearing system’s procedures) to the Holders of the Notes to be redeemed. Upon redemption of the Notes of any series, the Company will pay a Redemption Price equal to the greater of:

(a) 100% of the principal amount of the Notes to be redeemed; and

(b) the sum of the present values of the Remaining Scheduled Payments (as defined herein) of principal and interest on the Notes to be redeemed that would be due if the Notes matured on the applicable Par Call Date (not including any portion of such payments of interest accrued as of the Redemption Date), discounted to the Redemption Date on an ACTUAL/ACTUAL (ICMA) day count basis, at the applicable Comparable Government Bond Rate (as defined herein) plus 0.150% (15 basis points) in the case of the 2029 Notes, 0.250% (25 basis points) in the case of the 2031 Notes and 0.200% (20 basis points) in the case of the 2033 Notes, in each case, plus accrued and unpaid interest to, but excluding, the date of redemption on the principal amount of the Notes being redeemed.

At any time on or after the applicable Par Call Date, the Company may redeem a series of Notes, in whole or in part, at a Redemption Price equal to 100% of the principal amount of the Notes to be redeemed plus accrued and unpaid interest to, but excluding, the date of redemption on the principal amount of the Notes being redeemed.

“Comparable Government Bond” means, with respect to the series of Notes to be redeemed prior to the applicable Par Call Date, in relation to any Comparable Government Bond Rate calculation, at the discretion of an independent investment bank selected by the Company, a bond that is a direct obligation of the Federal Republic of Germany (“German government bond”), whose maturity is closest to the Par Call Date of such Notes to be redeemed, or if such independent investment bank in its discretion determines that such similar bond is not in issue, such other German government bond as such independent investment bank may, with the advice of three brokers of, and/or market makers in, German government bonds selected by the Company, determine to be appropriate for determining the Comparable Government Bond Rate.

“Comparable Government Bond Rate” means the yield to maturity, expressed as a percentage (rounded to three decimal places, with 0.0005 being rounded upwards), on the third business day prior to the date fixed for redemption, of the Comparable Government Bond on the basis of the middle market price of the Comparable Government Bond prevailing at 11:00 a.m. (London time) on such business day as determined by an independent investment bank selected by the Company.

“Par Call Date” means February 4, 2029, in the case of the 2029 Notes (the date that is three months prior to the maturity date of the 2029 Notes), May 5, 2031 (three months prior to their maturity date) in the case of the 2031 Notes and February 4, 2033, in the case of the 2033 Notes (the date that is three months prior to the maturity date of the 2033 Notes).

“Remaining Scheduled Payments” means with respect to each Note to be redeemed, the remaining scheduled payments of the principal thereof and interest thereon that would be due after the related Redemption Date but for such redemption; provided, however, that, if such Redemption Date is not an Interest Payment Date with respect to such Note, the amount of the next succeeding scheduled interest payment thereon will be deemed to be reduced (solely for the purposes of this calculation) by the amount of interest accrued thereon to such Redemption Date.

In the case of a partial redemption, selection of the Notes for redemption will be made pro rata, by lot or by such other method as the Trustee in its sole discretion deems appropriate and fair. No Notes of a principal amount of €100,000 or less will be redeemed in part. If any Note is to be redeemed in part only, the notice of redemption that relates to such Note will state the portion of the principal amount of such Note to be redeemed. A new note in a principal amount equal to the unredeemed portion of the Note will be issued in the name of the holder of the Note upon surrender for cancellation of the original Note. For so long as the Notes are held by a depositary, the redemption of the New Euro Notes shall be done in accordance with the policies and procedures of the applicable clearing system.

Any redemption notice may, at the Company’s discretion, be subject to one or more conditions precedent, including completion of a corporate transaction. In such event, the related notice of redemption shall describe each such condition and, if applicable, shall state that, at the Company’s discretion, the date of redemption may be delayed until such time (including more than 60 days after the notice of redemption was given) as any or all such conditions shall be satisfied or waived, or such redemption may not occur and such notice may be rescinded in the event that any or all such conditions shall not have been satisfied (or waived by the Company in its sole discretion) by the date of redemption, or by the date of redemption as so delayed.

Unless the Company defaults in payment of the redemption price, on and after the date of redemption, interest will cease to accrue on the Notes, or portions of the Notes, called for redemption.

Section 2.08. Redemption for Tax Reasons. If, as a result of any change in, or amendment to, the laws (or any regulations or rulings promulgated under the laws) of the United States (or any taxing authority in the United States), or any change in, or amendments to, an official position regarding the application or interpretation of such laws, regulations or rulings, which change or amendment is announced or becomes effective on or after the date of the Offering Memorandum and Consent Solicitation Statement, the Company becomes or, based upon a written opinion of independent counsel selected by the Company, the Company will become obligated to pay additional amounts as described in Section 3.01 hereof with respect to a series of Notes, then the Company may at any time at its option redeem, in whole, but not in part, the outstanding Notes of such series on not less than 30 nor more than 60 days prior notice, at a Redemption Price equal to 100% of their principal amount, together with accrued and unpaid interest on those Notes to, but excluding, the date fixed for redemption (such redemptions, a “Redemption for Tax Reasons”).

Section 2.09. Redemption for Reason of Minimal Outstanding Amount of 2029 Notes and 2033 Notes. With respect to the 2029 Notes and the 2033 Notes only, in the event that the Company has purchased Notes of one or both such series equal to or greater than 80% of the aggregate principal amount of Notes of such series initially issued, the Company may redeem, in whole, but not in part, the remaining Notes of such series on not less than 30 nor more than 60 days prior notice, at a Redemption Price equal to 100% of the principal amount of the Notes to be redeemed, together with accrued and unpaid interest on those Notes to, but excluding, the date fixed for redemption.

Section 2.10. Form of Notes and Payment.

(a) General. The Notes shall initially be issued in the form of one or more Global Notes in fully registered, book-entry form, duly executed by the Company and authenticated by the Trustee, which shall be deposited with the Common Depositary and shall be registered in the name of USB Nominees (UK) Limited, as nominee of U.S. Bank Europe DAC, as common depositary for Euroclear and Clearstream. The Notes shall be substantially in the forms set forth in the corresponding Exhibits A1 – A3 attached hereto (other than, (i) with respect to any additional Notes of any series of the Notes, changes related to issue date, issue price and first Interest Payment Date of such additional Notes, and (ii) with respect to any Exchange Notes of any series of the Notes, changes related to legends, transfer restrictions, CUSIP/ISIN numbers, common codes and other changes customary for registered notes). The Notes may have notations, legends or endorsements required by law, stock exchange rule or usage. Each Note shall be dated the date of its authentication. The Notes shall be issued in fully registered form only in denominations of €100,000 and integral multiples of €1,000 in excess thereof. The Notes of each series and any additional Notes of such series subsequently issued under the Indenture, together with any Exchange Notes issued with respect to the Notes of such series in accordance with the Registration Rights Agreement, will be treated as a single series or class for all purposes under the Indenture, including, without limitation, waivers, amendments and redemptions; provided that, if any such additional Notes are not fungible with then Outstanding Notes of that series for U.S. federal income tax purposes, such additional Notes will have a separate CUSIP/ISIN numbers, common codes or other identifying number.

(i) The Notes shall initially be issued only (A) to persons reasonably believed to be QIBs in reliance on Rule 144A or (B) outside the United States, to persons other than “U.S. persons” as defined in Rule 902 under the Securities Act, in compliance with Regulation S. Notes may thereafter be transferred to, among others, purchasers reasonably believed to be QIBs, and purchasers in reliance on Regulation S, subject to the restrictions on transfer set forth herein. Notes initially issued pursuant to Rule 144A shall be issued in the form of one or more permanent global securities in fully registered form (collectively, the “Rule 144A Global Note”) and Notes initially issued pursuant to Regulation S shall be issued in the form of one or more permanent global securities in fully registered form (collectively, the “Regulation S Global Note”), in each case without interest coupons and with the Global Notes Legend and the applicable Restricted Notes Legend set forth in Section 2.11(e)(i) hereof, which shall be deposited on behalf of the Holders of the Notes represented thereby with the Common Depositary and shall be registered in the name of USB Nominees (UK) Limited, as nominee of the Common Depositary for such Global Note or Global Notes, duly executed by the Company and authenticated by the Trustee as provided in this Supplemental Indenture No. 16.

(ii) Beneficial interests in Regulation S Global Notes may be exchanged for interests in Rule 144A Global Notes of the same series if (1) such exchange occurs in connection with a transfer of Notes in compliance with Rule 144A and (2) the transferor of the beneficial interest in the Regulation S Global Note first delivers to the Trustee a written certificate (in the form of the Form of Exchange Certificate attached to the applicable Exhibit hereto) to the effect that the beneficial interest in the Regulation S Global Note is being transferred to a Person (A) who the transferor reasonably believes to be a QIB, (B) purchasing for its own account or the account of a QIB in a transaction meeting the requirements of Rule 144A, and (C) in accordance with all applicable securities laws of the States of the United States and other jurisdictions.

(iii) Beneficial interests in Rule 144A Global Notes may be transferred to a Person who takes delivery in the form of an interest in a Regulation S Global Note only if the transferor first delivers to the Trustee a written certificate (in the form of Exhibit B hereto) to the effect that such transfer is being made in accordance with Rule 903 or 904 of Regulation S (if applicable).

(iv) The Rule 144A Global Notes and the Regulation S Global Notes are collectively referred to herein as “Global Notes.”

The terms and provisions contained in the Notes shall constitute, and are hereby expressly made, a part of this Supplemental Indenture No. 16, and the Company, the Guarantors, the Trustee and the Paying Agent, by their execution and delivery of this Supplemental Indenture No. 16, expressly agree to such terms and provisions and to be bound thereby. However, to the extent any provision of any Note conflicts with the express provisions of this Supplemental Indenture No. 16, the provisions of this Supplemental Indenture No. 16 shall govern and be controlling.

(b) Book-Entry Provisions. This Section 2.10(b) shall apply only to a Global Note deposited with the Common Depositary. The Company shall execute and the Trustee shall, in accordance with this Section 2.10(b) and pursuant to a Company Order, authenticate and deliver initially one or more Global Notes that (A) shall be registered in the name of USB Nominees (UK) Limited, as nominee of the Common Depositary for such Global Note or Global Notes and (B) shall be delivered by the Trustee to such Common Depositary.

(c) Payment. Principal, premium and additional amounts, if any, and/or interest, if any, on the Global Notes representing the Notes shall be made to the Paying Agent which in turn, for so long as the Notes are in global form, shall make payment with respect to the Notes to the Common Depositary for their respective accounts.

(d) Definitive Notes. Except as provided in this Section 2.10, owners of a beneficial interest in the Global Notes will not have Notes registered in their names, will not receive physical delivery of Definitive Notes and will not be considered the registered owners or “holders” thereof under the Indenture for any purpose.

Section 2.11. Transfer and Exchange.

(a) Transfer and Exchange of Definitive Notes. When Definitive Notes are presented to the Security Registrar with a request:

(i) to register the transfer of such Definitive Notes; or

(ii) to exchange such Definitive Notes for an equal principal amount of Definitive Notes of other authorized denominations, the Security Registrar shall register the transfer or make the exchange as requested if its reasonable requirements for such transaction are met; provided, however, that the Definitive Notes surrendered for transfer or exchange:

(1) shall be duly endorsed or accompanied by a written instrument of transfer in form reasonably satisfactory to the Company and the Security Registrar, duly executed by the Holder thereof or such Holder’s attorney duly authorized in writing; and

(2) are accompanied by the following additional information and documents, as applicable:

(A) certification (in the form set forth on the reverse side of the Initial Note) that such definitive Note is being transferred (x) to a QIB in accordance with Rule 144A or (y) outside the United States in an offshore transaction within the meaning of Regulation S and in compliance with Rule 903 or Rule 904 under the Securities Act; and

(B) (x) if such Definitive Notes are being delivered to the Security Registrar by a Holder for registration in the name of such Holder, without transfer, a certification from such Holder to that effect (in the form set forth on the reverse side of the Initial Note); or (y) if such Definitive Notes are being transferred to the Company, a certification to that effect (in the form satisfactory to the Trustee).

(b) Restrictions on Transfer of a Definitive Note for a Beneficial Interest in a Global Note. A Definitive Note may not be exchanged for a beneficial interest in a Global Note except upon satisfaction of the requirement set forth below. Upon receipt by the Trustee of a Definitive Note, duly endorsed or accompanied by a written instrument of transfer in form reasonably satisfactory to the Company and the Security Registrar, together with (i) certification (in the form set forth on the reverse side of the Initial Note) that such Definitive Note is being transferred (A) to a QIB in accordance with Rule 144A or (B) outside the United States in an offshore transaction within the meaning of Regulation S and in compliance with Rule 903 or Rule 904 under the Securities Act and (ii) written instructions directing the Trustee to make an adjustment on its books and records with respect to such Global Note to reflect an increase in the aggregate principal amount of the Notes represented by the Global Note, such instructions to contain information regarding the Common Depositary account to be credited with such increase, then the Trustee shall cancel such Definitive Note and cause the aggregate principal amount of Notes represented by the Global Note to be increased by the aggregate principal amount of the Definitive Note to be exchanged and shall credit or cause to be credited to the account of the Person specified in such instructions a beneficial interest in the Global Note equal to the principal amount of the Definitive Note so canceled. If no Global Notes are then outstanding and the Global Note has not been previously exchanged for certificated securities pursuant to Section 2.12, the Company shall issue and the Trustee shall authenticate, upon receipt of a Company Order, a new Global Note in the appropriate principal amount.

(c) Exchange of Global Notes for Definitive Notes.

(i) A Global Note shall be exchanged by the Company for Definitive Notes only if: (A) the Common Depositary provides notification that it is unwilling, unable or no longer qualified to continue as depositary for the Global Notes and a successor is not appointed within 90 days; (B) the Company, in its discretion at any time, determines not to have all of the Notes represented by the Global Notes; or (C) a default entitling the holders of the applicable Notes of a series to accelerate the maturity thereof has occurred and is continuing.

(ii) Any note that is exchangeable pursuant to this Section 2.11(c) is exchangeable for Definitive Notes issuable in authorized denominations and registered in such names as the Common Depositary shall direct. Subject to the foregoing, a Global Note is not exchangeable, except for a Global Note of the same aggregate denomination to be registered in the name of the Common Depositary (or its nominee).

(iii) In the event that Global Notes are exchanged for Definitive Notes prior to the consummation of the Registered Exchange Offer or the effectiveness of the shelf registration statement with respect to such Notes, such Notes may be exchanged only in accordance with such procedures as are substantially consistent with the provisions of this section (including the certification requirements set forth on the reverse of the Initial Notes intended to ensure that such transfers comply with Rule 144, Rule 144A, Regulation S or such other applicable exemption from registration under the Securities Act, as the case may be) and such other procedures as may from time to time be adopted by the Company.

(iv) None of the Company, the Trustee, the Paying Agent or the Security Registrar will be liable for any delay by the Holder of the relevant Global Notes in identifying the Holders of beneficial interests in the Global Notes, and each such Person may conclusively rely on, and will be protected in relying on, instructions from Euroclear or Clearstream for all purposes (including with respect to the registration and delivery, and the respective principal amounts, of the Definitive Notes to be issued).

(d) Restrictions on Transfer of Regulation S Global Notes.

(i) Prior to the expiration of the Restricted Period, interests in a Regulation S Global Note may only be held through Euroclear or Clearstream. During the Restricted Period, beneficial ownership interests in a Regulation S Global Note may only be sold, pledged or transferred through Euroclear or Clearstream in accordance with the Applicable Procedures and only (A) to the Company, (B) so long as such security is eligible for resale pursuant to Rule 144A, to a person whom the selling holder reasonably believes is a QIB that purchases for its own account or for the account of a QIB to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, (C) in an offshore transaction in accordance with Regulation S, (D) pursuant to an available exemption from registration under the Securities Act or (E) pursuant to an effective registration statement under the Securities Act, in each case in accordance with any applicable securities laws of any state of the United States; provided, however, that prior to the expiration of the Restricted Period, transfers of beneficial interests in a Regulation S Global Note may not be made to a U.S. person or for the account or benefit of a U.S. person. Prior to the expiration of the Restricted Period, transfers by an owner of a beneficial interest in a Regulation S Global Note to a transferee who takes delivery of such interest through a Rule 144A Global Note shall be made only in accordance with the Applicable Procedures, pursuant to Rule 144 or Rule 144A and upon receipt by the Trustee of a written certification from the transferor of the beneficial interest in the form provided on the reverse of the Initial Note to the effect that such transfer is being made to a person whom the transferor reasonably believes is a QIB within the meaning of Rule 144A in a transaction meeting the requirements of Rule 144A. Such written certification shall no longer be required after the expiration of the Restricted Period. In the case of a transfer of a beneficial interest in a Regulation S Global Note for an interest in a Rule 144A Global Note, the transferee must, at the request of the Company, deliver an opinion of counsel reasonably acceptable to the Company stating that the proposed transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.

(ii) Upon the expiration of the Restricted Period, beneficial ownership interests in a Regulation S Global Note shall be transferable in accordance with applicable law and the other terms of the Indenture.

(e) Legends.

(i) Except as permitted by the following paragraphs (ii), (iii), (iv) or (v), each Note certificate evidencing the Global Notes and the Definitive Notes (and all Notes issued in exchange therefor or in substitution thereof) shall bear a legend in substantially the following form (each defined term in the legend being defined as such for purposes of the legend only):

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION.

NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION. THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, AGREES ON ITS OWN BEHALF AND ON BEHALF OF ANY INVESTOR ACCOUNT FOR WHICH IT HAS PURCHASED SECURITIES, TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE “RESALE RESTRICTION TERMINATION DATE”) THAT IS [IN THE CASE OF RULE 144A NOTES: SIX MONTHS][IN THE CASE OF REGULATION S NOTES: 40 DAYS] AFTER THE LATER OF THE ISSUE DATE HEREOF OR ANY OTHER ISSUE DATE IN RESPECT OF A FURTHER ISSUANCE OF SECURITIES OF THE SAME SERIES AND THE LAST DATE ON WHICH FEDEX CORPORATION OR ANY AFFILIATE OF FEDEX CORPORATION WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO FEDEX CORPORATION OR ANY SUBSIDIARY THEREOF, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”), TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF

REGULATION S UNDER THE SECURITIES ACT OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO FEDEX CORPORATION’S AND THE TRUSTEE’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (D) OR (E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/ OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

Each Note evidencing a Global Note offered and sold to QIBs pursuant to Rule 144A shall bear a legend in substantially the following form:

EACH PURCHASER OF THIS SECURITY IS HEREBY NOTIFIED THAT THE SELLER OF THIS SECURITY MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.

Each Note evidencing a Global Note offered and sold to non-U.S. persons outside the United States in reliance on Regulation S shall bear a legend substantially in the following form:

BY ITS ACQUISITION HEREOF, THE HOLDER HEREOF REPRESENTS THAT IT IS NOT A U.S. PERSON NOR IS IT PURCHASING FOR THE ACCOUNT OF A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT.

Each Global Note shall bear a legend substantially in the following form:

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND NO TRANSFER OF THIS SECURITY (OTHER THAN A TRANSFER OF THIS SECURITY AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY) MAY BE REGISTERED EXCEPT IN SUCH LIMITED CIRCUMSTANCES.

UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR BANK S.A./N.V., AS OPERATOR OF THE EUROCLEAR SYSTEM (“EUROCLEAR”), AND CLEARSTREAM BANKING, SOCIÉTÉ ANONYME (“CLEARSTREAM” AND, TOGETHER WITH EUROCLEAR, “EUROCLEAR/CLEARSTREAM”) TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF USB NOMINEES (UK) LIMITED OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR/CLEARSTREAM (AND ANY PAYMENT IS MADE TO USB NOMINEES (UK) LIMITED OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR/CLEARSTREAM), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, USB NOMINEES (UK) LIMITED, HAS AN INTEREST HEREIN.

Each Note in definitive form shall bear the following additional legend:

IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.

(ii) Upon any sale or transfer of a Transfer Restricted Note that is a Definitive Note, the Security Registrar shall permit the Holder thereof to exchange such Transfer Restricted Note for a Definitive Note that does not bear the legends set forth above and rescind any restriction on the transfer of such Transfer Restricted Note if the Holder certifies in writing to the Security Registrar that its request for such exchange was made in reliance on Rule 144 (such certification to be in the form set forth on the reverse of the Initial Note).

(iii) After a transfer of any Initial Notes during the period of the effectiveness of a shelf registration statement with respect to such Initial Notes, as the case may be, all requirements pertaining to the Restricted Notes Legend on such Initial Notes shall cease to apply and the requirements that any such Initial Notes be issued in global form shall continue to apply.

(iv) Upon the consummation of a Registered Exchange Offer with respect to the Initial Notes pursuant to which Holders of such Initial Notes are offered Exchange Notes in exchange for their Initial Notes, all requirements pertaining to Initial Notes that Initial Notes be issued in global form shall continue to apply, and Exchange Notes in global form without the Restricted Notes Legend shall be available to Holders that exchange such Initial Notes in such Registered Exchange Offer.

(v) Upon a sale or transfer after the expiration of the Restricted Period of any Initial Note acquired pursuant to Regulation S, all requirements that such Initial Note bear the Restricted Notes Legend shall cease to apply and the requirements requiring any such Initial Note be issued in global form shall continue to apply.

(vi) By its acceptance of any Note bearing any legend in Section 2.11(e)(i) hereof, each Holder of such Note acknowledges the restrictions on transfer of such Note set forth in this Supplemental Indenture No. 16 and in such legend in Section 2.11(e)(i) hereof and agrees that it shall transfer such Note only as provided in this Supplemental Indenture No. 16.

(f) Cancellation or Adjustment of Global Note. At such time as all beneficial interests in a Global Note have either been exchanged for Definitive Notes, transferred, redeemed, repurchased or canceled, such Global Note shall be returned by the Common Depositary to the Security Registrar for cancellation or retained and canceled by the Security Registrar. At any time prior to such cancellation, if any beneficial interest in a Global Note is exchanged for Definitive Notes, transferred in exchange for an interest in another Global Note, redeemed, repurchased or canceled, the principal amount of Notes represented by such Global Note shall be reduced and an adjustment shall be made on the books and records of the Security Registrar with respect to such Global Note, by the Security Registrar, to reflect such reduction.

(g) Obligations with Respect to Transfers and Exchanges of Notes.

(i) To permit registrations of transfers and exchanges, the Company shall execute and the Trustee shall authenticate, Definitive Notes and Global Notes at the Security Registrar’s request.

(ii) No service charge shall be made for any registration of transfer or exchange of the Notes, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of the Notes, other than exchanges pursuant to Section 3.04, 3.06 or 11.07 of the Indenture not involving any transfer.

(h) Prior to due presentment of any Note for registration of transfer, the Company, the Guarantors, the Trustee, the Paying Agent, the Security Registrar and any agent of the Company, a Guarantor, the Trustee, the Paying Agent or the Security Registrar may treat the Person in whose name such Note is registered as the owner of such Note for the purpose of receiving payment of principal of and premium, if any, and (subject to Sections 3.05 and 3.07 of the Indenture) interest on such Note and for all other purposes whatsoever, whether or not any payment with respect to such Note shall be overdue, and neither the Company, the Guarantors, the Trustee, the Paying Agent, the Security Registrar nor any agent of the Company, a Guarantor, the Trustee the Paying Agent or the Security Registrar shall be affected by notice to the contrary.

(i) Neither the Company nor the Security Registrar shall be required to (i) issue, register the transfer of or exchange Notes of any series during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Notes of such series selected for redemption under Section 11.03 of the Indenture and ending at the close of business on the day of such mailing, or (ii) to register the transfer of or exchange any Notes so selected for redemption in whole or in part, except the unredeemed portion of any Note being redeemed in part.

(j) All Notes issued upon any transfer or exchange pursuant to the terms of this Supplemental Indenture No. 16 shall evidence the same debt and shall be entitled to the same benefits under the Indenture as the Notes surrendered upon such transfer or exchange.

(k) No Obligation of the Trustee.

(i) The Trustee shall have no responsibility or obligation to any beneficial owner of a Global Note, a member of, or a participant in Euroclear or Clearstream or any other Person with respect to the accuracy of the records of the Common Depositary or its nominee, with respect to any ownership interest in the Notes or with respect to the delivery to any beneficial owner or other Person (other than the Common Depositary) of any notice (including any notice of redemption or repurchase) or the payment of any amount, under or with respect to such Notes. All notices and communications to be given to the Holders and all payments to be made to Holders under the Notes shall be given or made only to the registered Holders (which shall be the Common Depositary or its nominee in the case of a Global Note). The rights of beneficial owners in any Global Note shall be exercised only through the Common Depositary subject to the applicable rules and procedures of the Common Depositary. The Trustee may rely and shall be fully protected in relying upon information furnished by the Common Depositary with respect to any beneficial owners.

(ii) The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Supplemental Indenture No. 16 or under applicable law with respect to any transfer of any interest in any Note (including any transfers between or among beneficial owners in any Global Note) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by, the terms of this Supplemental Indenture No. 16, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

Section 2.12. Paying Agent and Security Registrar.

(a) U.S. Bank Europe DAC, UK Branch (formerly known as Elavon Financial Services DAC, UK Branch) shall initially act as the Paying Agent for the Notes in accordance with the terms of the Agency Agreement. U.S. Bank Trust Company, National Association shall initially act as the transfer agent for the Notes (the “Transfer Agent”) in accordance with the terms of the Agency Agreement. The Company may change the Paying Agent or the Transfer Agent without prior notice to the Holders.

(b) U.S. Bank Trust Company, National Association shall initially act as the Security Registrar, as such term is defined in Section 3.05 of the Indenture, for the Notes in accordance with the terms of the Agency Agreement. The Company may change the Security Registrar without prior notice to the Holders.

(c) Each of the Company and the Guarantors designates the office of the Paying Agent at 125 Old Broad Street, Fifth Floor, London EC2N 1AR as an agency where the Notes may be presented for payment, in each case as provided for in the Indenture.

(d) Each of the Company and the Guarantors designates the officer of the Transfer Agent at U.S. Bank Wealth Management – Corp Trust Services Boston, 1 Federal Street, Boston, Massachusetts 02110 as an agency where the Notes may be presented for exchange or registration of transfer as provided for in the Indenture.

Section 2.13. Sinking Fund; Open Market Purchases. The Notes shall not be subject to a sinking fund. The Company or any of its affiliates may at any time and from time to time purchase Notes in the open market or otherwise.

Section 2.14. Additional Amounts. The provisions of Section 10.06 of the Indenture shall not apply to the Notes; provided that the provisions of Section 3.01 of this Supplemental Indenture No. 16 shall apply to the Notes.

Section 2.15. Amount Not Limited. The aggregate principal amount of Notes which may be authenticated and delivered under the Indenture, as supplemented from time to time, shall not be limited. The Company may, without the consent of the Holders or the Trustee, increase the principal amount of any series of Notes by issuing additional Notes of such series. The Notes of each series and any additional Notes of such series subsequently issued under the Indenture will be treated as a single series or class for all purposes under the Indenture, including, without limitation, waivers, amendments and redemptions; provided that, if any such additional Notes are not fungible with the existing Notes for U.S. federal income tax purposes, such additional Notes will have a separate CUSP/ISIN number, common code or other identifying number.

ARTICLE 3

PAYMENT OF ADDITIONAL AMOUNTS

Section 3.01. Payment of Additional Amounts.

(a) The Company will, subject to the exceptions and limitations set forth below, pay as additional interest on the Notes such additional amounts as are necessary in order that the net payment by the Company of the principal of and interest on the Notes to a Holder who is not a United States person (as defined herein), after withholding or deduction for any present or future tax, assessment or other governmental charge imposed by the United States or a taxing authority in the United States (including any withholding or deduction with respect to the payment of such additional amounts), will not be less than the amount provided in the Notes to be then due and payable; provided, however, that the foregoing obligation to pay additional amounts shall not apply:

(1) to any tax, assessment or other governmental charge that is imposed by reason of the Holder (or the beneficial owner for whose benefit such Holder holds such Note), or a fiduciary, settlor, beneficiary, member or shareholder of the Holder or beneficial owner if the Holder or beneficial owner is an estate, trust, partnership, corporation or other entity, or a person holding a power over an estate or trust administered by a fiduciary holder, being considered as:

(a) being or having been engaged in a trade or business in the United States or having or having had a permanent establishment in the United States;

(b) having a current or former connection with the United States (other than a connection arising solely as a result of the ownership of the Notes, the receipt of any payment thereon or the enforcement of any rights thereunder), including being or having been a citizen or resident of the United States;

(c) being or having been a personal holding company, a passive foreign investment company or a controlled foreign corporation for United States federal income tax purposes or a corporation that has accumulated earnings to avoid United States federal income tax;

(d) being or having been a “10-percent shareholder” of the Company as defined in Section 871(h)(3) of the United States Internal Revenue Code of 1986, as amended (the “Code”), or any successor provision; or

(e) being a bank receiving payments on an extension of credit made pursuant to a loan agreement entered into in the ordinary course of its trade or business;

(2) to any Holder that is not the sole beneficial owner of the Notes, or a portion of the Notes, or that is a fiduciary, partnership or limited liability company, but only to the extent that a beneficial owner with respect to the Holder, a beneficiary or settlor with respect to the fiduciary, or a beneficial owner or member of the partnership or limited liability company would not have been entitled to the payment of such additional amounts had the beneficiary, settlor, beneficial owner or member received directly its beneficial or distributive share of the payment;

(3) to any tax, assessment or other governmental charge that would not have been imposed but for the failure of the Holder or any other person to comply with any certification, identification or information reporting requirements concerning the nationality, residence, identity or connection with the United States of such Holder or other person, if compliance is required by statute, by regulation of the United States or any taxing authority therein or by an applicable income tax treaty to which the United States is a party as a precondition to exemption from, or reduction in, such tax, assessment or other governmental charge;

(4) to any tax, assessment or other governmental charge that is imposed otherwise than by withholding by the Company or a paying agent from payments on the Notes;

(5) to any tax, assessment or other governmental charge that would not have been imposed but for a change in law, regulation, or administrative or judicial interpretation that becomes effective more than 15 days after the payment becomes due or is duly provided for, whichever occurs later;

(6) to any estate, inheritance, gift, sales, excise, transfer, wealth, capital gains or personal property tax or similar tax, assessment or other governmental charge;

(7) to any tax, assessment or other governmental charge required to be withheld by any paying agent from any payment of principal of or interest on any Note, if such payment can be made without such withholding by presenting such Note (where presentation is required) to at least one other paying agent;

(8) to any tax, assessment or other governmental charge that would not have been imposed but for the presentation by the Holder of any Note, where presentation is required, for payment on a date more than 30 days after the date on which payment became due and payable or the date on which payment thereof is duly provided for, whichever occurs later;

(9) to any tax, assessment or other governmental charge that is imposed or withheld solely by reason of the beneficial owner being a bank (i) purchasing the Notes in the ordinary course of its lending business or (ii) that is neither (A) buying the Notes for investment purposes only nor (B) buying the Notes for resale to a third-party that either is not a bank or holding the Notes for investment purposes only;

(10) to any tax, assessment or other governmental charge imposed under Sections 1471 through 1474 of the Code (or any amended or successor provisions), any current or future regulations or official interpretations thereof, any agreement entered into pursuant to Section 1471(b) of the Code or any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement entered into in connection with the implementation of such sections of the Code; or

(11) in the case of any combination of items (1), (2), (3), (4), (5), (6), (7), (8), (9), and (10).

(b) The Notes are subject in all cases to any tax, fiscal or other law or regulation or administrative or judicial interpretation applicable to the Notes. Except as specifically provided under this Section 3.01, the Company will not be required to make any payment for any tax, assessment or other governmental charge imposed by any government or a political subdivision or taxing authority of or in any government or political subdivision.

(c) As used under this Section 3.01 and Section 2.08 hereof, the term “United States” means the United States of America (including the states of the United States and the District of Columbia and any political subdivision thereof) and the term “United States person” means any individual who is a citizen or resident of the United States for U.S. federal income tax purposes, a corporation, partnership or other entity created or organized in or under the laws of the United States, any state of the United States or the District of Columbia (other than a partnership that is not treated as a United States person under any applicable Treasury regulations), or any estate or trust the income of which is subject to United States federal income taxation regardless of its source.

(d) Any reference to amounts payable in respect of the Notes herein or in the Indenture shall be deemed to include any additional amounts which may be payable under this Section 3.01.

ARTICLE 4

CHANGE OF CONTROL REPURCHASE EVENT

Section 4.01. Intended Beneficiary; Definitions.

(a) The provisions of this Article 4 shall be applicable only to, and are solely for the benefit of Holders of, each series of Notes and to no other Security.

(b) For purposes of this Supplemental Indenture No. 16:

“Below Investment Grade Ratings Event” means, with respect to a series of Notes, on any day within the 60-day period (which period shall be extended so long as the rating of such series of Notes is under publicly announced consideration for a possible downgrade by any Rating Agency) after the earlier of (1) the occurrence of a Change of Control, or (2) the public announcement of the occurrence of a Change of Control or the intention by the Company to effect a Change of Control, the Notes of such series are rated below Investment Grade by each and every Rating Agency. Notwithstanding the foregoing, a Below Investment Grade Ratings Event otherwise arising by virtue of a particular reduction in rating shall not be deemed to have occurred in respect of a particular Change of Control (and thus shall not be deemed a Below Investment Grade Ratings Event for purposes of the definition of Change of Control Repurchase Event hereunder) if the Rating Agencies making the reduction in rating to which this definition would otherwise apply do not publicly announce or publicly confirm, or inform the Trustee in writing at the Company’s request, that the reduction was the result, in whole or in part, of any event or circumstance comprised of or arising as a result of, or in respect of, the applicable Change of Control (whether or not the applicable Change of Control shall have occurred at the time of the Below Investment Grade Ratings Event).

“Change of Control” means the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any “person” or “group” (as those terms are used in Section 13(d)(3) of the Exchange Act), other than (1) the Company or any Subsidiary, (2) any employee benefit plan (or a trust forming a part thereof) maintained by the Company or any Subsidiary, or (3) any underwriter temporarily holding Voting Stock of the Company pursuant to an offering of such Voting Stock, becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of more than 50% of the combined voting power of the Company’s Voting Stock or other Voting Stock into which the Company’s Voting Stock is reclassified, consolidated, exchanged or changed measured by voting power rather than number of shares.

“Change of Control Repurchase Event” means the occurrence of both a Change of Control and a Below Investment Grade Ratings Event with respect to a series of Notes.

“Investment Grade” means, with respect to Moody’s, a rating of Baa3 or better (or its equivalent under any successor rating categories of Moody’s); with respect to S&P, a rating of BBB- or better (or its equivalent under any successor rating categories of S&P); and, with respect to any additional Rating Agency or Rating Agencies selected by the Company, the equivalent investment grade credit rating.

“Moody’s” means Moody’s Investors Service, Inc., a subsidiary of Moody’s Corporation, and its successors.

“Rating Agency” means (1) each of Moody’s and S&P; and (2) if either of Moody’s or S&P ceases to rate the Notes or fails to make a rating of the Notes publicly available for reasons outside of the Company’s control, a “nationally recognized statistical rating organization” within the meaning of Section 3(a)(62) of the Exchange Act, selected by the Company (as certified by a Board Resolution) as a replacement agency for Moody’s or S&P, or both of them, as the case may be.

“S&P” means S&P Global Ratings, a division of S&P Global, Inc., and its successors.

“Voting Stock” of any specified “person” (as that term is used in Section 13(d)(3) of the Exchange Act) as of any date means the capital stock of such person that is at the time entitled to vote generally in the election of the board of directors of such person.

Section 4.02. Change of Control Repurchase Event.

(a) If a Change of Control Repurchase Event occurs with respect to a series of Notes, except to the extent the Company has exercised its right to redeem such Notes pursuant to the redemption terms of such Notes, the Company will make an offer to each Holder of the Notes of such series to repurchase all or any part (in minimum denominations of €100,000 and integral multiples of €1,000 in excess thereof) of that Holder’s Notes at a repurchase price (the “Repurchase Price”) in cash equal to 101% of the aggregate principal amount of such Notes repurchased plus any accrued and unpaid interest on such Notes repurchased to, but excluding, the Repurchase Date (as defined herein).

(b) Within 30 days following a Change of Control Repurchase Event or, at the Company’s option, prior to a Change of Control, but after the public announcement of such Change of Control, the Company will mail or electronically deliver, or cause to be mailed or electronically delivered, or otherwise deliver in accordance with the procedures of the applicable clearing system, a notice to each Holder of the Notes of such series, with a copy to the Trustee and the Paying Agent, describing the transaction or transactions that constitute or may constitute the Change of Control Repurchase Event and offering to repurchase the Notes of such series on the payment date specified in the notice (such offer, the “Repurchase Offer” and such date, the “Repurchase Date”), which Repurchase Date will be no earlier than 30 days and no later than 60 days from the date such notice is mailed or delivered, pursuant to the procedures described in such notice. The notice shall, if mailed or delivered prior to the date of consummation of the Change of Control, state that the Repurchase Offer is conditioned on a Change of Control Repurchase Event occurring on or prior to the Repurchase Date.

(c) The Company will comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations to the extent those laws and regulations are applicable in connection with the repurchase of a series of Notes as a result of a Change of Control Repurchase Event. To the extent that the provisions of any securities laws or regulations conflict with the Change of Control Repurchase Event provisions of the Notes, the Company will comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations under the Change of Control Repurchase Event provisions of the Notes by virtue of such conflict.

(d) On the Repurchase Date following a Change of Control Repurchase Event, the Company will, to the extent lawful:

(i) accept for payment all Notes or portions of Notes properly tendered pursuant to the Repurchase Offer;

(ii) deposit with the Paying Agent an amount equal to the aggregate Repurchase Price for all Notes or portions of Notes properly tendered;

(iii) deliver, or cause to be delivered, to the Trustee the Notes properly accepted for payment by the Company, together with an Officers’ Certificate stating the aggregate principal amount of Notes being repurchased by the Company pursuant to the Repurchase Offer; and

(iv) deliver, or cause to be delivered, to the Trustee, for authentication by the Trustee, any new Notes required to be issued pursuant to Section 4.02(e) below, duly executed by the Company.

(e) Upon receipt by the Trustee from the Company of a notice setting forth the Repurchase Price and the Notes properly tendered and accepted for payment, the Trustee will promptly mail or electronically deliver, or cause the Paying Agent to promptly mail or electronically deliver, or otherwise deliver in accordance with the procedures of the applicable clearing system, to each Holder of such Notes, or portions of such Notes, properly tendered and accepted for payment by the Company the Repurchase Price for such Notes or portions of such Notes, and the Trustee will promptly authenticate and mail (or cause to be transferred by book-entry) to each such Holder a new Note, as applicable, duly executed by the Company equal in principal amount to any unrepurchased portion of the Notes surrendered, as applicable; provided that each new Note will be in a principal amount equal to €100,000 or integral multiples of €1,000 in excess thereof.

(f) The Company will not be required to make a Repurchase Offer upon a Change of Control Repurchase Event if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for such an offer made by the Company and such third party purchases all Notes or portions of Notes properly tendered and not withdrawn under its offer.

ARTICLE 5

AMENDMENTS TO INDENTURE

Section 5.01. Amendment to Section 1.01 of the Indenture. Solely with respect to the Notes, Section 1.01 of the Indenture is hereby amended by adding the following defined term to Section 1.01 in appropriate alphabetical sequence, as follows:

“Separation” means any sale, exchange, transfer, distribution, or other disposition of assets and/or Capital Stock of one or more Subsidiaries of the Company resulting in the separation of the Company’s FedEx Freight business through the capital markets to create a new publicly traded company.

Section 5.02. Amendment to Section 12.04 of the Indenture. Solely with respect to the Notes, Section 12.04 of the Indenture is hereby deleted in its entirety and replaced with the following:

SECTION 12.04. Release of a Guarantor. Subject to the provisions of Section 10.07, (i) upon the sale, exchange, transfer or other disposition (by merger or otherwise), other than a lease, of a Guarantor, or of all of the Capital Stock of a Guarantor, or all, or substantially all, the assets of a Guarantor, to any Person that is not an Affiliate of the Company, such Guarantor shall be deemed to be automatically and unconditionally released and discharged from all its obligations under its Guarantee and under this Article 12 without any further action required on the part of the Trustee or any Holder and (ii) in connection with the Separation, at the time that FedEx Freight, Inc. ceases to be a Subsidiary of the Company, FedEx Freight, Inc. shall be deemed to be automatically and unconditionally released and discharged from all its obligations under its Guarantee and under this Article 12 without any further action required on the part of the Trustee or any Holder. The Trustee shall deliver, without any further action required on the part of any Holder, an appropriate instrument evidencing such release and discharge upon receipt of a Company Request accompanied by an Officers’ Certificate certifying as to the compliance with this Section 12.04.

ARTICLE 6

MISCELLANEOUS PROVISIONS

Section 6.01. Supplemental Indenture. The Indenture, as supplemented by this Supplemental Indenture No. 16, is in all respects hereby adopted, ratified and confirmed.

Section 6.02. Effectiveness. This Supplemental Indenture No. 16 shall take effect as of the date hereof.

Section 6.03. Effect of Headings. The Article and Section headings herein are for convenience only and shall not affect the construction hereof.

Section 6.04. Separability Clause. In case any provision in this Supplemental Indenture No. 16 shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions herein shall not in any way be affected or impaired thereby.

Section 6.05. Governing Law. This Supplemental Indenture No. 16 shall be governed by and construed in accordance with, the laws of the State of New York.

Section 6.06. Submission of Paying Agent to Jurisdiction in the United States. Each of the Paying Agent, the Transfer Agent and the registrar irrevocably submits to the non-exclusive jurisdiction of any New York State or federal court sitting in the Borough of Manhattan, The City of New York, over any suit, action or proceeding arising out of or relating to this Supplemental Indenture No. 16. To the fullest extent permitted by applicable law, each of the Paying Agent, the Transfer Agent and the registrar irrevocably waives and agrees not to assert, by way of motion, as a defense or otherwise, any claim that it is not subject to the jurisdiction of any such court, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

Section 6.07. Execution by the Trustee. The Trustee has executed this Supplemental Indenture No. 16 only upon the terms and conditions set forth in the Indenture. Without limiting the generality of the foregoing, the Trustee shall not be responsible for the correctness of the recitals contained herein, which shall be taken as statements of the Company and the Guarantors, and the Trustee makes no representation and shall have no responsibility for, or in respect of, the validity or sufficiency of this Supplemental Indenture No. 16 or the execution hereof by any Person (other than the Trustee).

Section 6.08. Counterparts. This Supplemental Indenture No. 16 may be executed in any number of counterparts, each of which shall be an original; but such counterparts shall together constitute but one and the same instrument. Facsimile, PDF copies or other electronic transmission of signatures shall constitute original signatures for all purposes of this Supplemental Indenture No. 16 and any enforcement hereof. The words “execution,” signed,” “signature,” “delivery,” and words of like import in or relating to this Supplemental Indenture No. 16 or any document to be signed in connection with this Supplemental Indenture No. 16 shall be deemed to include Electronic Signatures (as defined herein), deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, and the parties hereto consent to conduct the transactions contemplated hereunder by electronic means. “Electronic Signatures” means any electronic symbol or process attached to, or associated with, any contract or other record and adopted by a person with the intent to sign, authenticate or accept such contract or record.

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture No. 16 to be duly executed, all as of the day and year first above written.

FedEx Corporation, as Issuer
Attest:
By:	/s/ Alana L. Griffin	By:	/s/ Trampas T. Gunter
Name:	Alana L. Griffin	Name:	Trampas T. Gunter
Title:	Assistant Secretary	Title:	Corporate Vice President, Corporate Development and Treasurer

Federal Express Corporation, as Guarantor
Attest:
By:	/s/ Alana L. Griffin	By:	/s/ Trampas T. Gunter
Name:	Alana L. Griffin	Name:	Trampas T. Gunter
Title:	Assistant Secretary	Title:	Treasurer

Federal Express Europe, Inc., as Guarantor
Attest:
By:	/s/ Alana L. Griffin	By:	/s/ Trampas T. Gunter
Name:	Alana L. Griffin	Name:	Trampas T. Gunter
Title:	Assistant Secretary	Title:	Treasurer

Federal Express Holdings S.A., LLC as Guarantor
Attest:
By:	/s/ Alana L. Griffin	By:	/s/ Trampas T. Gunter
Name:	Alana L. Griffin	Name:	Trampas T. Gunter
Title:	Assistant Secretary	Title:	Treasurer

Federal Express International, Inc., as Guarantor
Attest:
By:	/s/ Alana L. Griffin	By:	/s/ Trampas T. Gunter
Name:	Alana L. Griffin	Name:	Trampas T. Gunter
Title:	Assistant Secretary	Title:	Treasurer

FedEx Freight, Inc., as Guarantor
Attest:
By:	/s/ Alana L. Griffin	By:	/s/ Trampas T. Gunter
Name:	Alana L. Griffin	Name:	Trampas T. Gunter
Title:	Assistant Secretary	Title:	Treasurer

[Signature Page to Supplemental Indenture No. 16]

FedEx Office and Print Services, Inc., as Guarantor
Attest:
By:	/s/ Alana L. Griffin	By:	/s/ Trampas T. Gunter
Name:	Alana L. Griffin	Name:	Trampas T. Gunter
Title:	Assistant Secretary	Title:	Treasurer

U.S. Bank Trust Company, National Association, as Trustee

		By:	/s/ Ivy L. Wegener
		Name:	Ivy L. Wegener
		Title:	Vice President

U.S. Bank Europe DAC, UK Branch, as Paying Agent

		By:	/s/ Shobita Choudhury
		Name:	Shobita Choudhury
		Title:	Authorised Signatory

[Signature Page to Supplemental Indenture No. 16]

[FORM OF FACE OF INITIAL NOTE]

[THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND NO TRANSFER OF THIS SECURITY (OTHER THAN A TRANSFER OF THIS SECURITY AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY) MAY BE REGISTERED EXCEPT IN SUCH LIMITED CIRCUMSTANCES.

UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR BANK S.A./N.V., AS OPERATOR OF THE EUROCLEAR SYSTEM (“EUROCLEAR”), AND CLEARSTREAM BANKING, SOCIÉTÉ ANONYME (“CLEARSTREAM” AND, TOGETHER WITH EUROCLEAR, “EUROCLEAR/CLEARSTREAM”) TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF USB NOMINEES (UK) LIMITED OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR/CLEARSTREAM (AND ANY PAYMENT IS MADE TO USB NOMINEES (UK) LIMITED OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR/CLEARSTREAM), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, USB NOMINEES (UK) LIMITED, HAS AN INTEREST HEREIN.](1)

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION.

NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION. THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, AGREES ON ITS OWN BEHALF AND ON BEHALF OF ANY INVESTOR ACCOUNT FOR WHICH IT HAS PURCHASED SECURITIES, TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE “RESALE RESTRICTION TERMINATION DATE”) THAT IS [IN THE CASE OF RULE 144A NOTES: SIX MONTHS][IN THE CASE OF REGULATION S NOTES: 40 DAYS] AFTER THE LATER OF THE ISSUE DATE HEREOF OR ANY OTHER ISSUE DATE IN RESPECT OF A FURTHER ISSUANCE OF SECURITIES OF THE SAME SERIES AND THE LAST DATE ON WHICH FEDEX CORPORATION OR ANY AFFILIATE OF FEDEX CORPORATION WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO FEDEX CORPORATION OR ANY SUBSIDIARY THEREOF, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”), TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO FEDEX CORPORATION’S AND THE TRUSTEE’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (D) OR (E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/ OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

[EACH PURCHASER OF THIS SECURITY IS HEREBY NOTIFIED THAT THE SELLER OF THIS SECURITY MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.](2)

[BY ITS ACQUISITION HEREOF, THE HOLDER HEREOF REPRESENTS THAT IT IS NOT A U.S. PERSON NOR IS IT PURCHASING FOR THE ACCOUNT OF A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT.](3)

[IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.](4)

(1)	Applies to Global Notes only.

(2)	Applies to Rule 144A Notes only.

(3)	Applies to Regulation S Notes only.

(4)	Applies to Notes in definitive form only.

No. [•]	ISIN No. [ ][1]
Common Code [ ][2]

FEDEX CORPORATION

0.450% Notes due 2029

Guaranteed as to Payment of Principal, Premium, if any, and Interest

by the Guarantors named in the Indenture Referred to Below

FedEx Corporation, a Delaware corporation (the “Company,” which term includes any successor Corporation under the Indenture), for value received, hereby promises to pay to USB Nominees (UK) Limited as nominee of U.S. Bank Europe DAC, as common depository for the accounts of Euroclear/Clearstream or registered assigns, the principal sum of €[     ], or such other principal sum as may be indicated on the Schedule of Changes in Outstanding Principal Amount attached hereto, on May 4, 2029 (the “Stated Maturity Date”) and to pay interest thereon from the most recent date to which interest has been paid or duly provided for by the Company on the 0.450% Notes due 2029 issued by the Company that were accepted in the Exchange Offers, or from the most recent “Interest Payment Date” to which interest has been paid or duly provided for, annually in arrears on May 4 of each year, commencing on May 4, 2025, or if any such day is not a business day, on the next succeeding business day, and Holders will not be entitled to any interest as a result of such delay, and ending on the Stated Maturity Date or date of earlier redemption as contemplated herein, at the rate of 0.450% per annum, until the principal hereof is paid or duly provided for. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, dated as of October 23, 2015, among the Company, the Guarantors referred to in the Indenture and U.S. Bank Trust Company, National Association (as successor trustee to Wells Fargo Bank, National Association) as Trustee (the “Trustee,” which term includes any successor trustee pursuant to the Indenture), as supplemented by Supplemental Indenture No. 16 dated as of February 26, 2025 (“Supplemental Indenture No. 16”), among the Company, the Guarantors named therein, the Trustee and U.S. Bank Europe DAC, UK Branch (formerly known as Elavon Financial Services DAC, UK Branch), as paying agent (the “Paying Agent”) (as so amended and supplemented, the “Indenture”), be paid to the Person in whose name this Note is registered at the close of business on the “Regular Record Date” for such interest, which shall be the preceding April 19 or, if the Notes are represented by one or more global notes, the close of business on the business day (for this purpose a day on which Euroclear/Clearstream are open for business) immediately preceding April 19. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the registered Holder on such Regular Record Date and may either be paid to the Person in whose name this Note (or one or more Predecessor Notes) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice of which shall be given to Holders of Notes of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture.

Interest payments on this Note will be computed on the basis of the actual number of days in the period for which interest is being calculated and the actual number of days from and including the last date to which interest was paid on this Note (or from and including the most recent date to which interest has been paid or duly provided for by the Company on the 0.450% Notes due 2029 issued by the Company that were accepted in the Exchange Offers, if no interest has been paid on this Note) to, but excluding, the next scheduled Interest Payment Date. This payment convention is referred to as ACTUAL/ACTUAL (ICMA) as defined in the rulebook of the International Capital Market Association.

[1]	Rule 144A ISIN: XS2992391446

Regulation S ISIN: XS2992394895

[2]	Rule 144A Common Code: 299239144

Regulation S Common Code: 299239489

If the Stated Maturity Date or any Redemption Date of this Note falls on a day that is not a business day, the related payment of principal, premium and additional amounts, if any, and interest will be made on the next business day as if it were made on the date such payment was due, and no interest shall accrue on the amounts so payable for the period from and after such date to the next business day. If any Interest Payment Date would otherwise be a day that is not a business day, that Interest Payment Date will be postponed to the next date that is a business day.

If, on or after issuance of this Note, the single currency of participating member states of the economic and monetary union as contemplated in the Treaty on European Union (the “euro”) is unavailable to the Company due to the imposition of exchange controls or other circumstances beyond the Company’s control (including the dissolution of the European Monetary Union) or if the euro is no longer being used by the then member states of the European Monetary Union that have adopted the euro as their currency or for the settlement of transactions by public institutions of or within the international banking community, then all payments in respect of this Note will be made in U.S. dollars until the euro is again available to the Company or so used. In such circumstances, the amount payable on any date in euro will be converted into U.S. dollars at the rate mandated by the U.S. Federal Reserve Board as of the close of business on the second business day prior to the relevant payment date or, in the event the U.S. Federal Reserve Board has not mandated a rate of conversion, on the basis of the then most recent U.S. dollar/euro exchange rate available on or prior to the second business day prior to the relevant payment date as determined by the Company in its sole discretion. Any payment in respect of this Note so made in U.S. dollars will not constitute an Event of Default under this Note or the Indenture.

Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the Certificate of Authentication hereon has been executed by the Trustee by manual signature, this Note shall not be entitled to any benefit pursuant to the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

FEDEX CORPORATION

By:
Name:
Title:

Attest:

By:
Name:
Title:

Certificate of Authentication

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Trustee

By:
Authorized Signatory

Dated:

[FORM OF REVERSE OF SECURITY]

FEDEX CORPORATION

0.450% Notes due 2029

This Note is one of a duly authorized issue of notes of the Company (herein called the “Notes”), issued pursuant to the Indenture. Reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Guarantors, the Trustee and the Holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered. To the extent the terms of the Indenture and this Note are inconsistent, the terms of the Indenture shall govern. This Note is one of the series designated on the face hereof, limited in initial aggregate principal amount to €391,747,000, except as contemplated in Supplemental Indenture No. 16. Capitalized terms used herein and in the Guarantee, dated February 26, 2025, but not defined herein have the meanings ascribed to such terms in the Indenture.

The Notes of this series are not subject to any sinking fund.

The Company will have the right, at its option, to redeem the Notes of this series in whole or in part at any time prior to the Par Call Date (as defined herein), on at least 10 days’, but no more than 60 days’, prior written notice mailed or electronically delivered by the Company (or otherwise delivered in accordance with the applicable clearing system’s procedures) to the Holders of the Notes of this series to be redeemed. Upon redemption of such Notes, the Company will pay a Redemption Price equal to the greater of (i) 100% of the principal amount of the Notes of this series to be redeemed and (ii) the sum of the present values of the Remaining Scheduled Payments (as defined in Supplemental Indenture No. 16) of principal and interest on the Notes of this series to be redeemed that would be due if the Notes of this series matured on the Par Call Date (not including any portion of such payments of interest accrued as of the Redemption Date), discounted to the Redemption Date on an ACTUAL/ACTUAL (ICMA) day count basis, at the applicable Comparable Government Bond Rate (as defined in Supplemental Indenture No. 16) plus 0.150% (15 basis points), plus, in the case of either (i) or (ii), accrued and unpaid interest to, but excluding, the date of redemption on the principal amount of the Notes of this series being redeemed.

At any time on or after the Par Call Date, the Company may redeem the Notes of this series, in whole or in part, at a Redemption Price equal to 100% of the principal amount of the Notes of this series to be redeemed plus accrued and unpaid interest to, but excluding, the date of redemption on the principal amount of the Notes of this series being redeemed. As used in this Note, Par Call Date shall mean February 4, 2029 (the date that is three months prior to the Stated Maturity Date of the Notes of this series).

Any redemption notice may, at the Company’s discretion, be subject to one or more conditions precedent, including completion of a corporate transaction. In such event, the related notice of redemption shall describe each such condition and, if applicable, shall state that, at the Company’s discretion, the date of redemption may be delayed until such time (including more than 60 days after the notice of redemption was given) as any or all such conditions shall be satisfied or waived, or such redemption may not occur and such notice may be rescinded in the event that any or all such conditions shall not have been satisfied (or waived by the Company in the Company’s sole discretion) by the date of redemption, or by the date of redemption as so delayed.

Unless the Company defaults in payment of the Redemption Price, on and after the date of redemption, interest will cease to accrue on the Notes, or portions of the Notes of this series called for redemption.

If, as a result of any change in, or amendment to, the laws (or any regulations or rulings promulgated under the laws) of the United States (or any taxing authority in the United States), or any change in, or amendments to, an official position regarding the application or interpretation of such laws, regulations or rulings, which change or amendment is announced or becomes effective on or after the date of the issuance of the Notes of this series, the Company becomes or, based upon a written opinion of independent counsel selected by the Company, the Company will become obligated to pay additional amounts (as described in Supplemental Indenture No. 16) with respect to the Notes of this series, then the Company may at any time at its option redeem, in whole, but not in part, the outstanding Notes of this series on not less than 30 nor more than 60 days prior notice, at a Redemption Price equal to 100% of their principal amount, together with accrued and unpaid interest on the Notes of this series to be redeemed to, but excluding, the date fixed for redemption.

In the event that the Company has purchased Notes of this series equal to or greater than 80% of the aggregate principal amount of Notes of this series initially issued, the Company may redeem, in whole, but not in part, the remaining Notes of this series on not less than 30 nor more than 60 days prior notice, at a Redemption Price equal to 100% of the principal amount of the Notes to be redeemed, together with accrued and unpaid interest on the Notes of this series to be redeemed to, but excluding, the date fixed for redemption.

If a Change of Control Repurchase Event (as defined in Supplemental Indenture No. 16) occurs with respect to Notes of this series, except to the extent the Company has exercised its right to redeem the Notes of this series pursuant to the redemption terms of the Notes, the Company will make an offer, as provided in, and subject to the terms of, Supplemental Indenture No. 16, to each Holder of the Notes of this series to repurchase all or any part (in minimum denominations of €100,000 and integral multiples of €1,000 in excess thereof) of that Holder’s Notes at a repurchase price in cash equal to 101% of the aggregate principal amount of such Notes repurchased plus any accrued and unpaid interest on such Notes repurchased to, but excluding, the date of repurchase.

The Notes of this series are fully and unconditionally guaranteed as to the due and punctual payment of the principal, premium, if any, and interest in respect thereof by the Guarantors as evidenced by their guarantees (the “Guarantees”) set forth hereon. The Guarantees are the direct and unconditional obligations of such Guarantors and rank and will rank equally in right of payment and in all other respects with all other unsubordinated obligations of such Guarantors now or hereafter outstanding.

In case an Event of Default with respect to the Notes of this series shall occur and be continuing, the principal of the Notes of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture contains provisions for defeasance at any time of (i) the entire indebtedness of this Note or (ii) certain respective covenants and Events of Default with respect to this Note, in each case upon compliance with certain conditions set forth therein, which provisions apply to the Notes.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the Guarantors and the rights of the Holders of the Securities of each series to be affected pursuant to the Indenture at any time by the Company, the Guarantors and the Trustee with the consent of the Holders of a majority in principal amount of such Securities at the time Outstanding (voting as a single class). The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company and the Guarantors with certain provisions of the Indenture and certain past defaults pursuant to the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note or Notes issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and premium, if any, and interest on this Note at the times, places and rate, and in the currency herein prescribed.

As provided in the Indenture and subject to certain limitations herein and therein set forth, the transfer of this Note is registrable in the Security Register, upon surrender of this Note for registration of transfer at the office of the Transfer Agent, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar, duly executed by, the Holder hereof or its attorney-in-fact duly authorized in writing, and thereupon one or more new Notes of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Notes of this series are issuable only in registered form without coupons in denominations equal to €100,000 and integral multiples of €1,000 in excess thereof. As provided in the Indenture and subject to certain limitations herein and therein set forth, Notes of this series are exchangeable for the same aggregate principal amount of Notes of this series and of like tenor and authorized denominations, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Note for registration of transfer, the Company, the Guarantors, the Trustee, the Paying Agent, the Security Registrar and any agent of the Company, a Guarantor, the Trustee, the Paying Agent or the Security Registrar may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Guarantors, the Trustee, the Paying Agent or the Security Registrar nor any such agent shall be affected by notice to the contrary.

No recourse under or upon any obligation, covenant or agreement of the Company or any Guarantor in the Indenture or any indenture supplemental thereto or in any Note, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, officer, director or employee, as such, past, present or future, of the Company or any Guarantor or of any successor thereto, either directly or through the Company or any Guarantor or any successor thereto, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance hereof and as part of the consideration for the issue hereof.

In addition to the rights provided to Holders under the Indenture, Holders of Notes shall have all of the rights set forth in the Registration Rights Agreement, including the right to receive Additional Interest, if any.

This Note shall be governed by and construed in accordance with the laws of the State of New York.

SCHEDULE OF CHANGES IN OUTSTANDING PRINCIPAL AMOUNT

The following notations in respect of changes in the outstanding principal amount of this Note have been made:

Date	Initial Principal Amount	Change in Outstanding Principal Amount	New Balance	Notation Made by

FORM OF TRANSFER CERTIFICATE

In connection with any transfer of any of the Securities evidenced by this certificate occurring prior to the expiration of the period referred to in Rule 144 under the Securities Act (“Rule 144”) after the later of the date of original issuance of such Securities and the last date, if any, on which such Securities were owned by the Company or any Affiliate (as such term is defined in Rule 144) of the Company, the undersigned confirms that such Securities are being transferred in accordance with its terms:

CHECK ONE BOX BELOW

(1) ☐ to the Company; or

(2) ☐ pursuant to an effective registration statement under the Securities Act; or

(3) ☐ inside the United States to a person reasonably believed to be a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act) that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that such transfer is being made in reliance on Rule 144A, in each case pursuant to and in compliance with Rule 144A under the Securities Act; or

(4) ☐ in an offshore transaction in compliance with Rule 903 or Rule 904 of Regulation S under the Securities Act; or

(5) ☐ pursuant to the exemption from registration provided by Rule 144 under the Securities Act or any other available exemption from the registration requirement of the Securities Act.

Unless one of the boxes is checked, the Trustee shall refuse to register any of the Securities evidenced by this certificate in the name of any person other than the registered holder thereof; provided, however, that if box (5) is checked, the Trustee shall be entitled to require, prior to registering any such transfer of the Securities, such legal opinions, certifications and other information as the Company has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.

Signature

TO BE COMPLETED BY PURCHASER IF (3) ABOVE IS CHECKED.

The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Signature

Dated: _________________________

Notice: To be executed by an executive officer

FORM OF EXCHANGE CERTIFICATE

FedEx Corporation

942 South Shady Grove Road

Memphis, Tennessee 38120

U.S. Bank Trust Company, National Association

Global Corporate Trust, Boston

One Federal Street

Boston, MA 02110

EX-MA-FED

Re: 0.450% Notes due 2029

Reference is hereby made to the Indenture, dated as of October 23, 2015 (the “Base Indenture”), as supplemented by the Supplemental Indenture No. 16, dated as of February 26, 2025 (as so supplemented, the “Indenture”), among FedEx Corporation (the “Company”), the Guarantors named therein, U.S. Bank Trust Company, National Association (as successor trustee to Wells Fargo Bank, National Association), as trustee, and U.S. Bank Europe DAC, UK Branch (formerly known as Elavon Financial Services DAC, UK Branch), as paying agent. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

___________ (the “Owner”) owns and proposes to exchange the Security[ies] or interest in such Security[ies] specified herein, in the principal amount of €__________ in such Security[ies] or interests (the “Exchange”). In connection with the Exchange, the Owner hereby certifies that in connection with the Exchange of the Owner’s Regulation S Global Note for a beneficial interest in the Rule 144A Global Note, with an equal principal amount, the Security[ies] or interest in such Security[ies] specified herein [is][are] being transferred to a Person (A) who the transferor reasonably believes to be a QIB, (B) purchasing for its own account or the account of a QIB in a transaction meeting the requirements of Rule 144A, and (C) in accordance with all applicable securities laws of the States of the United States and other jurisdictions.

This certificate and the statements contained herein are made for your benefit and the benefit of the Company and are dated ______________________.

[Insert Name of Transferor]

By:
Name:
Title:

Dated:___________________

Exhibit A-2

[FORM OF FACE OF INITIAL NOTE]

[THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND NO TRANSFER OF THIS SECURITY (OTHER THAN A TRANSFER OF THIS SECURITY AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY) MAY BE REGISTERED EXCEPT IN SUCH LIMITED CIRCUMSTANCES.

UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR BANK S.A./N.V., AS OPERATOR OF THE EUROCLEAR SYSTEM (“EUROCLEAR”), AND CLEARSTREAM BANKING, SOCIÉTÉ ANONYME (“CLEARSTREAM” AND, TOGETHER WITH EUROCLEAR, “EUROCLEAR/CLEARSTREAM”) TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF USB NOMINEES (UK) LIMITED OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR/CLEARSTREAM (AND ANY PAYMENT IS MADE TO USB NOMINEES (UK) LIMITED OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR/CLEARSTREAM), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, USB NOMINEES (UK) LIMITED, HAS AN INTEREST HEREIN.](1)

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION.

NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION. THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, AGREES ON ITS OWN BEHALF AND ON BEHALF OF ANY INVESTOR ACCOUNT FOR WHICH IT HAS PURCHASED SECURITIES, TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE “RESALE RESTRICTION TERMINATION DATE”) THAT IS [IN THE CASE OF RULE 144A NOTES: SIX MONTHS][IN THE CASE OF REGULATION S NOTES: 40 DAYS] AFTER THE LATER OF THE ISSUE DATE HEREOF OR ANY OTHER ISSUE DATE IN RESPECT OF A FURTHER ISSUANCE OF SECURITIES OF THE SAME SERIES AND THE LAST DATE ON WHICH FEDEX CORPORATION OR ANY AFFILIATE OF FEDEX CORPORATION WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO FEDEX CORPORATION OR ANY SUBSIDIARY THEREOF, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”), TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO FEDEX CORPORATION’S AND THE TRUSTEE’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (D) OR (E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/ OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

[EACH PURCHASER OF THIS SECURITY IS HEREBY NOTIFIED THAT THE SELLER OF THIS SECURITY MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.](2)

[BY ITS ACQUISITION HEREOF, THE HOLDER HEREOF REPRESENTS THAT IT IS NOT A U.S. PERSON NOR IS IT PURCHASING FOR THE ACCOUNT OF A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT.](3)

[IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.](4)

(1)	Applies to Global Notes only.

(2)	Applies to Rule 144A Notes only.

(3)	Applies to Regulation S Notes only.

(4)	Applies to Notes in definitive form only.

No. [•]	ISIN No. [ ][3] Common Code [ ][4]

FEDEX CORPORATION

1.300% Notes due 2031

Guaranteed as to Payment of Principal, Premium, if any, and Interest

by the Guarantors named in the Indenture Referred to Below

FedEx Corporation, a Delaware corporation (the “Company,” which term includes any successor Corporation under the Indenture), for value received, hereby promises to pay to USB Nominees (UK) Limited as nominee of U.S. Bank Europe DAC, as common depository for the accounts of Euroclear/Clearstream or registered assigns, the principal sum of €[     ], or such other principal sum as may be indicated on the Schedule of Changes in Outstanding Principal Amount attached hereto, on August 5, 2031 (the “Stated Maturity Date”) and to pay interest thereon from the most recent date to which interest has been paid or duly provided for by the Company on the 1.300% Notes due 2031 issued by the Company that were accepted in the Exchange Offers, or from the most recent “Interest Payment Date” to which interest has been paid or duly provided for, annually in arrears on August 5 of each year, commencing on August 5, 2025, or if any such day is not a business day, on the next succeeding business day, and Holders will not be entitled to any interest as a result of such delay, and ending on the Stated Maturity Date or date of earlier redemption as contemplated herein, at the rate of 1.300% per annum, until the principal hereof is paid or duly provided for. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, dated as of October 23, 2015, among the Company, the Guarantors referred to in the Indenture and U.S. Bank Trust Company, National Association (as successor trustee to Wells Fargo Bank, National Association) as Trustee (the “Trustee,” which term includes any successor trustee pursuant to the Indenture), as supplemented by Supplemental Indenture No. 16 dated as of February 26, 2025 (“Supplemental Indenture No. 16”), among the Company, the Guarantors named therein, the Trustee and U.S. Bank Europe DAC, UK Branch (formerly known as Elavon Financial Services DAC, UK Branch), as paying agent (the “Paying Agent”) (as so amended and supplemented, the “Indenture”), be paid to the Person in whose name this Note is registered at the close of business on the “Regular Record Date” for such interest, which shall be the preceding July 21 or, if the Notes are represented by one or more global notes, the close of business on the business day (for this purpose a day on which Euroclear/Clearstream are open for business) immediately preceding July 21. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the registered Holder on such Regular Record Date and may either be paid to the Person in whose name this Note (or one or more Predecessor Notes) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice of which shall be given to Holders of Notes of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture.

Interest payments on this Note will be computed on the basis of the actual number of days in the period for which interest is being calculated and the actual number of days from and including the last date to which interest was paid on this Note (or from and including the most recent date to which interest has been paid or duly provided for by the Company on the 1.300% Notes due 2031 issued by the Company that were accepted in the Exchange Offers, if no interest has been paid on this Note) to, but excluding, the next scheduled Interest Payment Date. This payment convention is referred to as ACTUAL/ACTUAL (ICMA) as defined in the rulebook of the International Capital Market Association.

[3]	Rule 144A ISIN: XS2992396320

Regulation S ISIN: XS2992395785

[4]	Rule 144A Common Code: 299239632

Regulation S Common Code: 299239578

If the Stated Maturity Date or any Redemption Date of this Note falls on a day that is not a business day, the related payment of principal, premium and additional amounts, if any, and interest will be made on the next business day as if it were made on the date such payment was due, and no interest shall accrue on the amounts so payable for the period from and after such date to the next business day. If any Interest Payment Date would otherwise be a day that is not a business day, that Interest Payment Date will be postponed to the next date that is a business day.

If, on or after issuance of this Note, the single currency of participating member states of the economic and monetary union as contemplated in the Treaty on European Union (the “euro”) is unavailable to the Company due to the imposition of exchange controls or other circumstances beyond the Company’s control (including the dissolution of the European Monetary Union) or if the euro is no longer being used by the then member states of the European Monetary Union that have adopted the euro as their currency or for the settlement of transactions by public institutions of or within the international banking community, then all payments in respect of this Note will be made in U.S. dollars until the euro is again available to the Company or so used. In such circumstances, the amount payable on any date in euro will be converted into U.S. dollars at the rate mandated by the U.S. Federal Reserve Board as of the close of business on the second business day prior to the relevant payment date or, in the event the U.S. Federal Reserve Board has not mandated a rate of conversion, on the basis of the then most recent U.S. dollar/euro exchange rate available on or prior to the second business day prior to the relevant payment date as determined by the Company in its sole discretion. Any payment in respect of this Note so made in U.S. dollars will not constitute an Event of Default under this Note or the Indenture.

Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the Certificate of Authentication hereon has been executed by the Trustee by manual signature, this Note shall not be entitled to any benefit pursuant to the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

FEDEX CORPORATION

By:
Name:
Title:

Attest:
By:
Name:
Title:

Certificate of Authentication

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Trustee

By:
Authorized Signatory

Dated:

[FORM OF REVERSE OF SECURITY]

FEDEX CORPORATION

1.300% Notes due 2031

This Note is one of a duly authorized issue of notes of the Company (herein called the “Notes”), issued pursuant to the Indenture. Reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Guarantors, the Trustee and the Holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered. To the extent the terms of the Indenture and this Note are inconsistent, the terms of the Indenture shall govern. This Note is one of the series designated on the face hereof, limited in initial aggregate principal amount to €145,122,000, except as contemplated in Supplemental Indenture No. 16. Capitalized terms used herein and in the Guarantee, dated February 26, 2025, but not defined herein have the meanings ascribed to such terms in the Indenture.

The Notes of this series are not subject to any sinking fund.

The Company will have the right, at its option, to redeem the Notes of this series in whole or in part at any time prior to the Par Call Date (as defined herein), on at least 10 days’, but no more than 60 days’, prior written notice mailed or electronically delivered by the Company (or otherwise delivered in accordance with the applicable clearing system’s procedures) to the Holders of the Notes of this series to be redeemed. Upon redemption of such Notes, the Company will pay a Redemption Price equal to the greater of (i) 100% of the principal amount of the Notes of this series to be redeemed and (ii) the sum of the present values of the Remaining Scheduled Payments (as defined in Supplemental Indenture No. 16) of principal and interest on the Notes of this series to be redeemed that would be due if the Notes of this series matured on the Par Call Date (not including any portion of such payments of interest accrued as of the Redemption Date), discounted to the Redemption Date on an ACTUAL/ACTUAL (ICMA) day count basis, at the applicable Comparable Government Bond Rate (as defined in Supplemental Indenture No. 16) plus 0.250% (25 basis points), plus, in the case of either (i) or (ii), accrued and unpaid interest to, but excluding, the date of redemption on the principal amount of the Notes of this series being redeemed.

At any time on or after the Par Call Date, the Company may redeem the Notes of this series, in whole or in part, at a Redemption Price equal to 100% of the principal amount of the Notes of this series to be redeemed plus accrued and unpaid interest to, but excluding, the date of redemption on the principal amount of the Notes of this series being redeemed. As used in this Note, Par Call Date shall mean May 5, 2031 (the date that is three months prior to the Stated Maturity Date of the Notes of this series).

Any redemption notice may, at the Company’s discretion, be subject to one or more conditions precedent, including completion of a corporate transaction. In such event, the related notice of redemption shall describe each such condition and, if applicable, shall state that, at the Company’s discretion, the date of redemption may be delayed until such time (including more than 60 days after the notice of redemption was given) as any or all such conditions shall be satisfied or waived, or such redemption may not occur and such notice may be rescinded in the event that any or all such conditions shall not have been satisfied (or waived by the Company in the Company’s sole discretion) by the date of redemption, or by the date of redemption as so delayed.

Unless the Company defaults in payment of the Redemption Price, on and after the date of redemption, interest will cease to accrue on the Notes or portions of the Notes of this series called for redemption.

If, as a result of any change in, or amendment to, the laws (or any regulations or rulings promulgated under the laws) of the United States (or any taxing authority in the United States), or any change in, or amendments to, an official position regarding the application or interpretation of such laws, regulations or rulings, which change or amendment is announced or becomes effective on or after the date of the issuance of the Notes of this series, the Company becomes or, based upon a written opinion of independent counsel selected by the Company, the Company will become obligated to pay additional amounts (as described in Supplemental Indenture No. 16) with respect to the Notes of this series, then the Company may at any time at its option redeem, in whole, but not in part, the outstanding Notes of this series on not less than 30 nor more than 60 days prior notice, at a Redemption Price equal to 100% of their principal amount, together with accrued and unpaid interest on the Notes of this series to be redeemed to, but excluding, the date fixed for redemption.

If a Change of Control Repurchase Event (as defined in Supplemental Indenture No. 16) occurs with respect to Notes of this series, except to the extent the Company has exercised its right to redeem the Notes of this series pursuant to the redemption terms of the Notes, the Company will make an offer, as provided in, and subject to the terms of, Supplemental Indenture No. 16, to each Holder of the Notes of this series to repurchase all or any part (in minimum denominations of €100,000 and integral multiples of €1,000 in excess thereof) of that Holder’s Notes at a repurchase price in cash equal to 101% of the aggregate principal amount of such Notes repurchased plus any accrued and unpaid interest on such Notes repurchased to, but excluding, the date of repurchase.

The Notes of this series are fully and unconditionally guaranteed as to the due and punctual payment of the principal, premium, if any, and interest in respect thereof by the Guarantors as evidenced by their guarantees (the “Guarantees”) set forth hereon. The Guarantees are the direct and unconditional obligations of such Guarantors and rank and will rank equally in right of payment and in all other respects with all other unsubordinated obligations of such Guarantors now or hereafter outstanding.

In case an Event of Default with respect to the Notes of this series shall occur and be continuing, the principal of the Notes of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture contains provisions for defeasance at any time of (i) the entire indebtedness of this Note or (ii) certain respective covenants and Events of Default with respect to this Note, in each case upon compliance with certain conditions set forth therein, which provisions apply to the Notes.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the Guarantors and the rights of the Holders of the Securities of each series to be affected pursuant to the Indenture at any time by the Company, the Guarantors and the Trustee with the consent of the Holders of a majority in principal amount of such Securities at the time Outstanding (voting as a single class). The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company and the Guarantors with certain provisions of the Indenture and certain past defaults pursuant to the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note or Notes issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and premium, if any, and interest on this Note at the times, places and rate, and in the currency herein prescribed.

As provided in the Indenture and subject to certain limitations herein and therein set forth, the transfer of this Note is registrable in the Security Register, upon surrender of this Note for registration of transfer at the office of the Transfer Agent, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar, duly executed by, the Holder hereof or its attorney-in-fact duly authorized in writing, and thereupon one or more new Notes of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Notes of this series are issuable only in registered form without coupons in denominations equal to €100,000 and integral multiples of €1,000 in excess thereof. As provided in the Indenture and subject to certain limitations herein and therein set forth, Notes of this series are exchangeable for the same aggregate principal amount of Notes of this series and of like tenor and authorized denominations, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Note for registration of transfer, the Company, the Guarantors, the Trustee, the Paying Agent, the Security Registrar and any agent of the Company, a Guarantor, the Trustee, the Paying Agent or the Security Registrar may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Guarantors, the Trustee, the Paying Agent or the Security Registrar nor any such agent shall be affected by notice to the contrary.

No recourse under or upon any obligation, covenant or agreement of the Company or any Guarantor in the Indenture or any indenture supplemental thereto or in any Note, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, officer, director or employee, as such, past, present or future, of the Company or any Guarantor or of any successor thereto, either directly or through the Company or any Guarantor or any successor thereto, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance hereof and as part of the consideration for the issue hereof.

In addition to the rights provided to Holders under the Indenture, Holders of Notes shall have all of the rights set forth in the Registration Rights Agreement, including the right to receive Additional Interest, if any.

This Note shall be governed by and construed in accordance with the laws of the State of New York.

SCHEDULE OF CHANGES IN OUTSTANDING PRINCIPAL AMOUNT

The following notations in respect of changes in the outstanding principal amount of this Note have been made:

Date	Initial Principal Amount	Change in Outstanding Principal Amount	New Balance	Notation Made by

FORM OF TRANSFER CERTIFICATE

In connection with any transfer of any of the Securities evidenced by this certificate occurring prior to the expiration of the period referred to in Rule 144 under the Securities Act (“Rule 144”) after the later of the date of original issuance of such Securities and the last date, if any, on which such Securities were owned by the Company or any Affiliate (as such term is defined in Rule 144) of the Company, the undersigned confirms that such Securities are being transferred in accordance with its terms:

CHECK ONE BOX BELOW

(1) ☐ to the Company; or

(2) ☐ pursuant to an effective registration statement under the Securities Act; or

(3) ☐ inside the United States to a person reasonably believed to be a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act) that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that such transfer is being made in reliance on Rule 144A, in each case pursuant to and in compliance with Rule 144A under the Securities Act; or

(4) ☐ in an offshore transaction in compliance with Rule 903 or Rule 904 of Regulation S under the Securities Act; or

(5) ☐ pursuant to the exemption from registration provided by Rule 144 under the Securities Act or any other available exemption from the registration requirement of the Securities Act.

Unless one of the boxes is checked, the Trustee shall refuse to register any of the Securities evidenced by this certificate in the name of any person other than the registered holder thereof; provided, however, that if box (5) is checked, the Trustee shall be entitled to require, prior to registering any such transfer of the Securities, such legal opinions, certifications and other information as the Company has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.

Signature

TO BE COMPLETED BY PURCHASER IF (3) ABOVE IS CHECKED.

The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Signature

Dated:_________________________

Notice: To be executed by an executive officer

FORM OF EXCHANGE CERTIFICATE

FedEx Corporation

942 South Shady Grove Road

Memphis, Tennessee 38120

U.S. Bank Trust Company, National Association

Global Corporate Trust, Boston

One Federal Street

Boston, MA 02110

EX-MA-FED

Re: 1.300% Notes due 2031

Reference is hereby made to the Indenture, dated as of October 23, 2015 (the “Base Indenture”), as supplemented by the Supplemental Indenture No. 16, dated as of February 26, 2025 (as so supplemented, the “Indenture”), among FedEx Corporation (the “Company”), the Guarantors named therein, U.S. Bank Trust Company, National Association (as successor trustee to Wells Fargo Bank, National Association), as trustee, and U.S. Bank Europe DAC, UK Branch (formerly known as Elavon Financial Services DAC, UK Branch), as paying agent. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

___________ (the “Owner”) owns and proposes to exchange the Security[ies] or interest in such Security[ies] specified herein, in the principal amount of €__________ in such Security[ies] or interests (the “Exchange”). In connection with the Exchange, the Owner hereby certifies that in connection with the Exchange of the Owner’s Regulation S Global Note for a beneficial interest in the Rule 144A Global Note, with an equal principal amount, the Security[ies] or interest in such Security[ies] specified herein [is][are] being transferred to a Person (A) who the transferor reasonably believes to be a QIB, (B) purchasing for its own account or the account of a QIB in a transaction meeting the requirements of Rule 144A, and (C) in accordance with all applicable securities laws of the States of the United States and other jurisdictions.

This certificate and the statements contained herein are made for your benefit and the benefit of the Company and are dated ______________________.

[Insert Name of Transferor]

By:
Name:
Title:

Dated:___________________

Exhibit A-3

[FORM OF FACE OF INITIAL NOTE]

[THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND NO TRANSFER OF THIS SECURITY (OTHER THAN A TRANSFER OF THIS SECURITY AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY) MAY BE REGISTERED EXCEPT IN SUCH LIMITED CIRCUMSTANCES.

UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR BANK S.A./N.V., AS OPERATOR OF THE EUROCLEAR SYSTEM (“EUROCLEAR”), AND CLEARSTREAM BANKING, SOCIÉTÉ ANONYME (“CLEARSTREAM” AND, TOGETHER WITH EUROCLEAR, “EUROCLEAR/CLEARSTREAM”) TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF USB NOMINEES (UK) LIMITED OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR/CLEARSTREAM (AND ANY PAYMENT IS MADE TO USB NOMINEES (UK) LIMITED OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR/CLEARSTREAM), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, USB NOMINEES (UK) LIMITED, HAS AN INTEREST HEREIN.](1)

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION.

NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION. THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, AGREES ON ITS OWN BEHALF AND ON BEHALF OF ANY INVESTOR ACCOUNT FOR WHICH IT HAS PURCHASED SECURITIES, TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE “RESALE RESTRICTION TERMINATION DATE”) THAT IS [IN THE CASE OF RULE 144A NOTES: SIX MONTHS][IN THE CASE OF REGULATION S NOTES: 40 DAYS] AFTER THE LATER OF THE ISSUE DATE HEREOF OR ANY OTHER ISSUE DATE IN RESPECT OF A FURTHER ISSUANCE OF SECURITIES OF THE SAME SERIES AND THE LAST DATE ON WHICH FEDEX CORPORATION OR ANY AFFILIATE OF FEDEX CORPORATION WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO FEDEX CORPORATION OR ANY SUBSIDIARY THEREOF, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”), TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO FEDEX CORPORATION’S AND THE TRUSTEE’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (D) OR (E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/ OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

[EACH PURCHASER OF THIS SECURITY IS HEREBY NOTIFIED THAT THE SELLER OF THIS SECURITY MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.](2)

[BY ITS ACQUISITION HEREOF, THE HOLDER HEREOF REPRESENTS THAT IT IS NOT A U.S. PERSON NOR IS IT PURCHASING FOR THE ACCOUNT OF A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT.](3)

[IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.](4)

(1)	Applies to Global Notes only.

(2)	Applies to Rule 144A Notes only.

(3)	Applies to Regulation S Notes only.

(4)	Applies to Notes in definitive form only.

No. [•]	ISIN No. [ ][5] Common Code [ ][6]

FEDEX CORPORATION

0.950% Notes due 2033

Guaranteed as to Payment of Principal, Premium, if any, and Interest

by the Guarantors named in the Indenture Referred to Below

FedEx Corporation, a Delaware corporation (the “Company,” which term includes any successor Corporation under the Indenture), for value received, hereby promises to pay to USB Nominees (UK) Limited as nominee of U.S. Bank Europe DAC, as common depository for the accounts of Euroclear/Clearstream or registered assigns, the principal sum of €[     ], or such other principal sum as may be indicated on the Schedule of Changes in Outstanding Principal Amount attached hereto, on May 4, 2033 (the “Stated Maturity Date”) and to pay interest thereon from the most recent date to which interest has been paid or duly provided for by the Company on the 0.950% Notes due 2033 issued by the Company that were accepted in the Exchange Offers, or from the most recent “Interest Payment Date” to which interest has been paid or duly provided for, annually in arrears on May 4 of each year, commencing on May 4, 2025, or if any such day is not a business day, on the next succeeding business day, and Holders will not be entitled to any interest as a result of such delay, and ending on the Stated Maturity Date or date of earlier redemption as contemplated herein, at the rate of 0.950% per annum, until the principal hereof is paid or duly provided for. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, dated as of October 23, 2015, among the Company, the Guarantors referred to in the Indenture and U.S. Bank Trust Company, National Association (as successor trustee to Wells Fargo Bank, National Association) as Trustee (the “Trustee,” which term includes any successor trustee pursuant to the Indenture), as supplemented by Supplemental Indenture No. 16 dated as of February 26, 2025 (“Supplemental Indenture No. 16”), among the Company, the Guarantors named therein, the Trustee and U.S. Bank Europe DAC, UK Branch (formerly known as Elavon Financial Services DAC, UK Branch), as paying agent (the “Paying Agent”) (as so amended and supplemented, the “Indenture”), be paid to the Person in whose name this Note is registered at the close of business on the “Regular Record Date” for such interest, which shall be the preceding April 19 or, if the Notes are represented by one or more global notes, the close of business on the business day (for this purpose a day on which Euroclear/Clearstream are open for business) immediately preceding April 19. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the registered Holder on such Regular Record Date and may either be paid to the Person in whose name this Note (or one or more Predecessor Notes) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice of which shall be given to Holders of Notes of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture.

Interest payments on this Note will be computed on the basis of the actual number of days in the period for which interest is being calculated and the actual number of days from and including the last date to which interest was paid on this Note (or from and including the most recent date to which interest has been paid or duly provided for by the Company on the 0.450% Notes due 2029 issued by the Company that were accepted in the Exchange Offers, if no interest has been paid on this Note) to, but excluding, the next scheduled Interest Payment Date. This payment convention is referred to as ACTUAL/ACTUAL (ICMA) as defined in the rulebook of the International Capital Market Association.

[5]	Rule 144A ISIN: XS2992396676

Regulation S ISIN: XS2992396593

[6]	Rule 144A Common Code: 299239667

Regulation S Common Code: 299239659

If the Stated Maturity Date or any Redemption Date of this Note falls on a day that is not a business day, the related payment of principal, premium and additional amounts, if any, and interest will be made on the next business day as if it were made on the date such payment was due, and no interest shall accrue on the amounts so payable for the period from and after such date to the next business day. If any Interest Payment Date would otherwise be a day that is not a business day, that Interest Payment Date will be postponed to the next date that is a business day.

If, on or after issuance of this Note, the single currency of participating member states of the economic and monetary union as contemplated in the Treaty on European Union (the “euro”) is unavailable to the Company due to the imposition of exchange controls or other circumstances beyond the Company’s control (including the dissolution of the European Monetary Union) or if the euro is no longer being used by the then member states of the European Monetary Union that have adopted the euro as their currency or for the settlement of transactions by public institutions of or within the international banking community, then all payments in respect of this Note will be made in U.S. dollars until the euro is again available to the Company or so used. In such circumstances, the amount payable on any date in euro will be converted into U.S. dollars at the rate mandated by the U.S. Federal Reserve Board as of the close of business on the second business day prior to the relevant payment date or, in the event the U.S. Federal Reserve Board has not mandated a rate of conversion, on the basis of the then most recent U.S. dollar/euro exchange rate available on or prior to the second business day prior to the relevant payment date as determined by the Company in its sole discretion. Any payment in respect of this Note so made in U.S. dollars will not constitute an Event of Default under this Note or the Indenture.

Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the Certificate of Authentication hereon has been executed by the Trustee by manual signature, this Note shall not be entitled to any benefit pursuant to the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

FEDEX CORPORATION

By:
Name:
Title:

Attest:

By:
Name:
Title:

Certificate of Authentication

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Trustee

By:
Authorized Signatory

Dated:

[FORM OF REVERSE OF SECURITY]

FEDEX CORPORATION

0.950% Notes due 2033

This Note is one of a duly authorized issue of notes of the Company (herein called the “Notes”), issued pursuant to the Indenture. Reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Guarantors, the Trustee and the Holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered. To the extent the terms of the Indenture and this Note are inconsistent, the terms of the Indenture shall govern. This Note is one of the series designated on the face hereof, limited in initial aggregate principal amount to €402,828,000, except as contemplated in Supplemental Indenture No. 16. Capitalized terms used herein and in the Guarantee, dated February 26, 2025, but not defined herein have the meanings ascribed to such terms in the Indenture.

The Notes of this series are not subject to any sinking fund.

The Company will have the right, at its option, to redeem the Notes of this series in whole or in part at any time prior to the Par Call Date (as defined herein), on at least 10 days’, but no more than 60 days’, prior written notice mailed or electronically delivered by the Company (or otherwise delivered in accordance with the applicable clearing system’s procedures) to the Holders of the Notes of this series to be redeemed. Upon redemption of such Notes, the Company will pay a Redemption Price equal to the greater of (i) 100% of the principal amount of the Notes of this series to be redeemed and (ii) the sum of the present values of the Remaining Scheduled Payments (as defined in Supplemental Indenture No. 16) of principal and interest on the Notes of this series to be redeemed that would be due if the Notes of this series matured on the Par Call Date (not including any portion of such payments of interest accrued as of the Redemption Date), discounted to the Redemption Date on an ACTUAL/ACTUAL (ICMA) day count basis, at the applicable Comparable Government Bond Rate (as defined in Supplemental Indenture No. 16) plus 0.200% (20 basis points), plus, in the case of either (i) or (ii), accrued and unpaid interest to, but excluding, the date of redemption on the principal amount of the Notes of this series being redeemed.

At any time on or after the Par Call Date, the Company may redeem the Notes of this series, in whole or in part, at a Redemption Price equal to 100% of the principal amount of the Notes of this series to be redeemed plus accrued and unpaid interest to, but excluding, the date of redemption on the principal amount of the Notes of this series being redeemed. As used in this Note, Par Call Date shall mean February 4, 2029 (the date that is three months prior to the Stated Maturity Date of the Notes of this series).

Any redemption notice may, at the Company’s discretion, be subject to one or more conditions precedent, including completion of a corporate transaction. In such event, the related notice of redemption shall describe each such condition and, if applicable, shall state that, at the Company’s discretion, the date of redemption may be delayed until such time (including more than 60 days after the notice of redemption was given) as any or all such conditions shall be satisfied or waived, or such redemption may not occur and such notice may be rescinded in the event that any or all such conditions shall not have been satisfied (or waived by the Company in the Company’s sole discretion) by the date of redemption, or by the date of redemption as so delayed.

Unless the Company defaults in payment of the Redemption Price, on and after the date of redemption, interest will cease to accrue on the Notes, or portions of the Notes of this series called for redemption.

If, as a result of any change in, or amendment to, the laws (or any regulations or rulings promulgated under the laws) of the United States (or any taxing authority in the United States), or any change in, or amendments to, an official position regarding the application or interpretation of such laws, regulations or rulings, which change or amendment is announced or becomes effective on or after the date of the issuance of the Notes of this series, the Company becomes or, based upon a written opinion of independent counsel selected by the Company, the Company will become obligated to pay additional amounts (as described in Supplemental Indenture No. 16) with respect to the Notes of this series, then the Company may at any time at its option redeem, in whole, but not in part, the outstanding Notes of this series on not less than 30 nor more than 60 days prior notice, at a Redemption Price equal to 100% of their principal amount, together with accrued and unpaid interest on the Notes of this series to be redeemed to, but excluding, the date fixed for redemption.

In the event that the Company has purchased Notes of this series equal to or greater than 80% of the aggregate principal amount of Notes of this series initially issued, the Company may redeem, in whole, but not in part, the remaining Notes of this series on not less than 30 nor more than 60 days prior notice, at a Redemption Price equal to 100% of the principal amount of the Notes to be redeemed, together with accrued and unpaid interest on the Notes of this series to be redeemed to, but excluding, the date fixed for redemption.

If a Change of Control Repurchase Event (as defined in Supplemental Indenture No. 16) occurs with respect to Notes of this series, except to the extent the Company has exercised its right to redeem the Notes of this series pursuant to the redemption terms of the Notes, the Company will make an offer, as provided in, and subject to the terms of, Supplemental Indenture No. 16, to each Holder of the Notes of this series to repurchase all or any part (in minimum denominations of €100,000 and integral multiples of €1,000 in excess thereof) of that Holder’s Notes at a repurchase price in cash equal to 101% of the aggregate principal amount of such Notes repurchased plus any accrued and unpaid interest on such Notes repurchased to, but excluding, the date of repurchase.

The Notes of this series are fully and unconditionally guaranteed as to the due and punctual payment of the principal, premium, if any, and interest in respect thereof by the Guarantors as evidenced by their guarantees (the “Guarantees”) set forth hereon. The Guarantees are the direct and unconditional obligations of such Guarantors and rank and will rank equally in right of payment and in all other respects with all other unsubordinated obligations of such Guarantors now or hereafter outstanding.

In case an Event of Default with respect to the Notes of this series shall occur and be continuing, the principal of the Notes of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture contains provisions for defeasance at any time of (i) the entire indebtedness of this Note or (ii) certain respective covenants and Events of Default with respect to this Note, in each case upon compliance with certain conditions set forth therein, which provisions apply to the Notes.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the Guarantors and the rights of the Holders of the Securities of each series to be affected pursuant to the Indenture at any time by the Company, the Guarantors and the Trustee with the consent of the Holders of a majority in principal amount of such Securities at the time Outstanding (voting as a single class). The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company and the Guarantors with certain provisions of the Indenture and certain past defaults pursuant to the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note or Notes issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and premium, if any, and interest on this Note at the times, places and rate, and in the currency herein prescribed.

As provided in the Indenture and subject to certain limitations herein and therein set forth, the transfer of this Note is registrable in the Security Register, upon surrender of this Note for registration of transfer at the office of the Transfer Agent, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar, duly executed by, the Holder hereof or its attorney-in-fact duly authorized in writing, and thereupon one or more new Notes of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Notes of this series are issuable only in registered form without coupons in denominations equal to €100,000 and integral multiples of €1,000 in excess thereof. As provided in the Indenture and subject to certain limitations herein and therein set forth, Notes of this series are exchangeable for the same aggregate principal amount of Notes of this series and of like tenor and authorized denominations, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Note for registration of transfer, the Company, the Guarantors, the Trustee, the Paying Agent, the Security Registrar and any agent of the Company, a Guarantor, the Trustee, the Paying Agent or the Security Registrar may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Guarantors, the Trustee, the Paying Agent or the Security Registrar nor any such agent shall be affected by notice to the contrary.

No recourse under or upon any obligation, covenant or agreement of the Company or any Guarantor in the Indenture or any indenture supplemental thereto or in any Note, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, officer, director or employee, as such, past, present or future, of the Company or any Guarantor or of any successor thereto, either directly or through the Company or any Guarantor or any successor thereto, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance hereof and as part of the consideration for the issue hereof.

In addition to the rights provided to Holders under the Indenture, Holders of Notes shall have all of the rights set forth in the Registration Rights Agreement, including the right to receive Additional Interest, if any.

This Note shall be governed by and construed in accordance with the laws of the State of New York.

SCHEDULE OF CHANGES IN OUTSTANDING PRINCIPAL AMOUNT

The following notations in respect of changes in the outstanding principal amount of this Note have been made:

Date	Initial Principal Amount	Change in Outstanding Principal Amount	New Balance	Notation Made by

FORM OF TRANSFER CERTIFICATE

In connection with any transfer of any of the Securities evidenced by this certificate occurring prior to the expiration of the period referred to in Rule 144 under the Securities Act (“Rule 144”) after the later of the date of original issuance of such Securities and the last date, if any, on which such Securities were owned by the Company or any Affiliate (as such term is defined in Rule 144) of the Company, the undersigned confirms that such Securities are being transferred in accordance with its terms:

CHECK ONE BOX BELOW

(1) ☐ to the Company; or

(2) ☐ pursuant to an effective registration statement under the Securities Act; or

(3) ☐ inside the United States to a person reasonably believed to be a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act) that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that such transfer is being made in reliance on Rule 144A, in each case pursuant to and in compliance with Rule 144A under the Securities Act; or

(4) ☐ in an offshore transaction in compliance with Rule 903 or Rule 904 of Regulation S under the Securities Act; or

(5) ☐ pursuant to the exemption from registration provided by Rule 144 under the Securities Act or any other available exemption from the registration requirement of the Securities Act.

Unless one of the boxes is checked, the Trustee shall refuse to register any of the Securities evidenced by this certificate in the name of any person other than the registered holder thereof; provided, however, that if box (5) is checked, the Trustee shall be entitled to require, prior to registering any such transfer of the Securities, such legal opinions, certifications and other information as the Company has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.

Signature

TO BE COMPLETED BY PURCHASER IF (3) ABOVE IS CHECKED.

The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Signature

Dated:_________________________

Notice: To be executed by an executive officer

FORM OF EXCHANGE CERTIFICATE

FedEx Corporation

942 South Shady Grove Road

Memphis, Tennessee 38120

U.S. Bank Trust Company, National Association

Global Corporate Trust, Boston

One Federal Street

Boston, MA 02110

EX-MA-FED

Re: 0.950% Notes due 2033

Reference is hereby made to the Indenture, dated as of October 23, 2015 (the “Base Indenture”), as supplemented by the Supplemental Indenture No. 16, dated as of February 26, 2025 (as so supplemented, the “Indenture”), among FedEx Corporation (the “Company”), the Guarantors named therein, U.S. Bank Trust Company, National Association (as successor trustee to Wells Fargo Bank, National Association), as trustee, and U.S. Bank Europe DAC, UK Branch (formerly known as Elavon Financial Services DAC, UK Branch), as paying agent. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

___________ (the “Owner”) owns and proposes to exchange the Security[ies] or interest in such Security[ies] specified herein, in the principal amount of €__________ in such Security[ies] or interests (the “Exchange”). In connection with the Exchange, the Owner hereby certifies that in connection with the Exchange of the Owner’s Regulation S Global Note for a beneficial interest in the Rule 144A Global Note, with an equal principal amount, the Security[ies] or interest in such Security[ies] specified herein [is][are] being transferred to a Person (A) who the transferor reasonably believes to be a QIB, (B) purchasing for its own account or the account of a QIB in a transaction meeting the requirements of Rule 144A, and (C) in accordance with all applicable securities laws of the States of the United States and other jurisdictions.

This certificate and the statements contained herein are made for your benefit and the benefit of the Company and are dated ______________________.

[Insert Name of Transferor]

By:
Name:
Title:

Dated:___________________

EXHIBIT B

FORM OF CERTIFICATE TO BE

DELIVERED IN CONNECTION WITH

TRANSFERS PURSUANT TO REGULATION S

[Date]

Attention:

Re:

FedEx Corporation (the “Company”)

[applicable series of Notes] (the “Securities”)

Ladies and Gentlemen:

In connection with our proposed sale of €______________ aggregate principal amount of the Securities, we confirm that such sale has been effected pursuant to and in accordance with Regulation S under the U.S. Securities Act of 1933, as amended (the “Securities Act”), and, accordingly, we represent that:

(1) the offer of the Securities was not made to a person in the United States;

(2) either (a) at the time the buy offer was originated, the transferee was outside the United States or we and any person acting on our behalf reasonably believed that the transferee was outside the United States, or (b) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither we nor any person acting on our behalf knows that the transaction has been prearranged with a buyer in the United States;

(3) no directed selling efforts have been made in the United States in contravention of the requirements of Rule 903 or Rule 904 of Regulation S, as applicable;

(4) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act; and

(5) we have advised the transferee of the transfer restrictions applicable to the Securities.

You and the Company are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby. Terms used in this certificate have the meanings set forth in Regulation S.

Very truly yours,

[Name of Transferor]

By:
Authorized Signature

B-1